File Nos. 2-25980 and 811-1466


    As Filed With The Securities and Exchange Commission on February 29, 1996





                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A
                                      ----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             / X /


                           Pre-Effective Amendment No. ___          /   /


                           Post-Effective Amendment No. 61          / X /



                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /   /


                           Amendment No. 27                          / X /


                        (Check appropriate box or boxes)



                                  PIONEER FUND
               (Exact name of registrant as specified in charter)

                  60 State Street, Boston, Massachusetts 02109
                (Address of principal executive office) Zip Code

       Registrant's Telephone Number, including Area Code: (617) 742-7825

        Joseph P. Barri, Hale and Dorr, 60 State Street, Boston, MA 02109
                     (Name and address of agent for service)



It is proposed that this filing will become effective (check appropriate box):


    ___        immediately upon filing pursuant to paragraph (b)
    ___        on April 24, 1995 pursuant to paragraph (b)
    ___        60 days after filing pursuant to paragraph (a)
    _X_        on May 1, 1996 pursuant to paragraph (a) of Rule 485


Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. The Registrant filed a notice required by Rule 24f-2 for its most recent fiscal year on February 28, 1996.

                                  PIONEER FUND

       Cross-Reference Sheet Showing Location in Prospectus and Statement
          of Additional Information of Information Required by Items of
                              the Registration Form

                                                     Location in Prospectus
                                                     or Statement of
Form N-1A Item Number and Caption                    Additional Information

1.       Cover Page..............................    Prospectus - Cover Page

2.       Synopsis................................    Prospectus - Expense
                                                     Information

3.       Condensed Financial Information.........    Prospectus - Statement of
                                                     Selected Per Share Data

4.       General Description of Registrant.......    Prospectus - Investment
                                                     Objectives and Policies;
                                                     Management of the Fund;
                                                     Information About Fund
                                                     Shares

5.       Management of the Fund..................    Prospectus - Management
                                                     of the Fund

6.       Capital Stock and Other Securities......    Prospectus - Investment
                                                     Objectives and Policies;
                                                     Information About Fund
                                                     Shares

7.       Purchase of Securities Being Offered....    Prospectus - Information
                                                     About Fund Shares;
                                                     Distribution Plan;
                                                     Shareholder Services

8.       Redemption or Repurchase................    Prospectus - Information
                                                     About Fund Shares;
                                                     Shareholder Services

9.       Pending Legal Proceedings...............    Not Applicable

10.      Cover Page..............................    Statement of Additional
                                                     Information - Cover Page

11.      Table of Contents.......................    Statement of Additional
                                                     Information - Cover Page

12.      General Information and History.........    Statement of Additional
                                                     Information - Cover Page;
                                                     Certain Liabilities;
                                                     Description of Shares

13.      Investment Objectives and Policies......    Statement of Additional
                                                     Information - Investment
                                                     Policies and Restrictions

14.      Management of the Fund..................    Statement of Additional
                                                     Information - Management
                                                     of the Fund; Investment
                                                     Adviser

15.      Control Persons and Principle
           Holders of Securities.................    Statement of Additional
                                                     Information - Management
                                                     of the Fund

16.      Investment Advisory and Other
           Services..............................    Statement of Additional
                                                     Information - Management
                                                     of the Fund; Investment
                                                     Advisor; Shareholder
                                                     Servicing/Transfer Agent;
                                                     Custodian; Independent
                                                     Public Accountants

17.      Brokerage Allocation and Other
           Practices.............................    Statement of Additional
                                                     Information - Portfolio
                                                     Transactions

18.      Capital Stock and Other Securities......    Statement of Additional
                                                     Information - Methods of
                                                     Accounting for Profits or
                                                     Losses from the Sale of
                                                     Securities; Description
                                                     of Shares; Certain
                                                     Liabilities

19.      Purchase Redemption and Pricing of
           Securities Being Offered..............    Statement of Additional
                                                     Information -
                                                     Determination of Net
                                                     Asset Value; Letter
                                                     Intention; Systematic
                                                     Withdrawal Plan

20.      Tax Status..............................    Statement of Additional
                                                     Information - Tax Status

21.      Underwriters............................    Statement of Additional
                                                     Information - Principal
                                                     Underwriter; Distribution
                                                     Plan

22.      Calculation of Performance Data.........    Statement of Additional
                                                     Information - Investment
                                                     Results

23.      Financial Statements....................    Statement of Additional
                                                     Information - Cover Page

[Pioneer logo]


PIONEER
FUND



PROSPECTUS
May 1, 1996


The investment objectives of Pioneer Fund ("the Fund") are reasonable income and growth of capital. The Fund seeks to achieve these objectives by investing in a broad list of carefully selected, reasonably priced securities.

FUND RETURNS AND SHARE PRICES FLUCTUATE AND THE VALUE OF YOUR ACCOUNT UPON REDEMPTION MAY BE MORE OR LESS THAN YOUR PURCHASE PRICE. SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


         This Prospectus provides the information about the Fund that you should know before investing in the Fund. Please read and retain it for your future reference. More information about the Fund is included in the Statement of Additional Information, dated May 1, 1996, which is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information and the Fund's Annual Report may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. Other information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge.


                       TABLE OF CONTENTS                                  PAGE

I.        EXPENSE INFORMATION
II.       FINANCIAL HIGHLIGHTS
III.      INVESTMENT OBJECTIVES AND POLICIES
IV.       MANAGEMENT OF THE FUND
V.        DISTRIBUTION PLAN
VI.       INFORMATION ABOUT FUND SHARES
           How to Purchase Shares
           Net Asset Value and Pricing of Orders
           Dividends, Distributions and Taxation
           Redemptions and Repurchases
           Redemption of Small Accounts
           Description of Shares and Voting Rights
VII.      SHAREHOLDER SERVICES
           Account and Confirmation Statements
           Additional Investments
           Automatic Investment Plans
           Financial Reports and Tax Information
           Distribution Options
           Directed Dividends
           Direct Deposit
           Voluntary Tax Withholding
           Exchange Privilege
           Telephone Transactions and Related Liabilities
           FactFoneSM
           Telecommunications Device for the Deaf (TDD)
           Retirement Plans
           Systematic Withdrawal Plans
           Reinstatement Privilege
VIII.     INVESTMENT RESULTS

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION


This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The table reflects estimated expenses based on actual expenses for the fiscal year December 31, 1995. Management fees have been restated to reflect the maximum, basic and minimum fees payable to Pioneering Management Corporation ("PMC") under the most recently approved management contract. See "Management of the Fund." Actual management fees and total operating expenses for the fiscal year ended December 31, 1995 were 0.46% and 0.94%, respectively,under a management contract previously in effect.


SHAREHOLDER TRANSACTION EXPENSES:

 Maximum Initial Sales Charge on Purchases (as a percentage of offering price) 1     5.75%
 Maximum Sales Charge on Reinvestment of Dividends                                   None
 Maximum Deferred Sales Charge1                                                      None
 Redemption Fee2                                                                     None
 Exchange Fee                                                                        None


ANNUAL OPERATING EXPENSES (as a percentage of average net assets):
                                                             Management Fee3
                                               Basic       Maximum      Minimum
 Management Fee                                0.60%       0.70%           0.50%
 12b-1 Fees                                    0.18%       0.18%           0.18%
 Other Expenses (including accounting and
   transfer agent fees, custodian fees and
   printing expenses)                          0.31%       0.31%           0.31%
                                               -----       -----           ----
TOTAL OPERATING EXPENSES                       1.09%       1.19%           0.99%
                                               ====        ====            =====

(1) Purchases of $1,000,000 or more and purchases by participants in certain group plans are not subject to an initial sales charge. A contingent deferred sales charge ("CDSC") of 1% may, however, be charged on redemptions by such accounts of shares held less than one year, as further described under "Redemptions and Repurchases."


(2) Separate fees (currently $10 and $20, respectively) apply to domestic or international bank wire transfers of redemption proceeds.

EXAMPLE:

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and constant expenses, with or without redemption at the end of each time period:

Management Fee       1 Year     3 Years  5 Years  10 Years
--------------       ------     -------  -------  --------
  Basic                $11        $33     $57       $126
  Maximum              $11        $35     $61       $135
  Minimum              $10        $30     $52       $116


The example above assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.

THE EXAMPLE IS DESIGNED FOR INFORMATIONAL PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL FUND EXPENSES AND RETURN VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

For further information regarding management fees, 12b-1 fees and other expenses of the Fund, see "Management of the Fund," "Distribution Plan" and "How To Purchase Shares" in this Prospectus and "Management of the Fund" and "Underwriting Agreement and Distribution Plan" in the Statement of Additional Information. The Fund's payment of a 12b-1 fee may result in long-term shareholders indirectly paying more than the economic equivalent of the maximum sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers Inc. ("NASD").

The maximum sales charge is reduced on purchases of specified amounts and the value of shares owned in other Pioneer mutual funds is taken into account in determining the applicable sales charge. See "How to Purchase Shares." No sales charge is applied to exchanges of shares of the Fund for shares of other publicly available Pioneer mutual funds. See "Exchange Privilege."

II. FINANCIAL HIGHLIGHTS


The following information has been derived from financial statements of the Fund which have been audited by Arthur Andersen LLP, independent public accountants. Arthur Andersen LLP's report on the Fund's financial statements as of December 31, 1995 appears in the Fund's Annual Report which is incorporated by reference into the Statement of Additional Information. The information listed below should be read in conjunction with the financial statements contained in the Fund's Annual Report. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.

PIONEER FUND
FINANCIAL HIGHLIGHTS FOR EACH SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                              YEAR ENDED DECEMBER 31,


                                          1995     1994      1993      1992        1991        1990
                                          ----     ----     -----      ----        ----        ----

Net asset value, beginning of  year      $21.32   $23.25    $21.51    $20.24      $18.79     $23.28
                                         ------   ------    ------    ------      ------     ------

Increase (decrease) from investment
  operations-
  Net investment income                   $0.49    $0.49     $0.47     $0.50       $0.61      $0.67
                                          -----    -----     -----     -----       -----      -----


  Net realized and unrealized

    gain (loss) on investments             5.13    (0.63)     2.57      2.22        3.49      (3.10)
                                          ------   ------     ----      ----        ----      ------


      Total income (loss) from

        investment operations             $5.62   $(0.14)     $3.04    $2.72       $4.10     $(2.43)
                                          -----

Distribution to shareholders
  from-

  Net investment income                   (0.49)   (0.49)     (0.47)   (0.50)      (0.61)     (0.67)
  Net realized gain                       (2.09)   (1.30)     (0.83)   (0.95)      (2.04)     (1.39)
                                          ------   ------     ------   ------      ------     ------


Net increase (decrease) in

  net asset value                         $3.04   $(1.93)     $1.74    $1.27       $1.45     $(4.49)
                                          -----   -------      -----   ------       -----     -------

Net asset value, end of year             $24.36   $21.32     $23.25   $21.51      $20.24     $18.79
                                          ======   ======     ======  ======       ======    ======

Total return*                             26.64%   (0.57%)    14.23%   13.60%      22.76%    (10.52%)
Ratio of net operating

  expenses to average net

  assets                                   0.95%+   0.94%      0.95%    0.98%       0.87%      0.78%
Ratio of net investment
  income to average net assets             2.01%+   2.13%      2.04%    2.33%       2.87%      3.15%
Portfolio turnover rate                   31.00%   20.00%     12.00%   13.00%      22.00%     17.00%
Net assets, end of year (in
  thousands)                        $2,466,098  $2,011,051  $2,042,945 $1,786,031  $1,614,567  $1,395,520
Ratios assuming reduction for fees
paid indirectly:
    Net operating expenses                 0.94%
    Net investment loss                    2.02%



                                                         YEAR ENDED DECEMBER 31,

                                              1989        1988        1987         1986
                                             -----        ---------   ----         ----
Net asset value, beginning of
  year                                       $20.34      $18.48      $19.72      $23.13
                                             ------      ------      ------      ------


Increase (decrease) from investment
  operations-

  Net investment income                       $0.61       $0.63       $0.62       $0.56
                                              -----       -----       -----       -----
  Net realized and unrealized
    gain (loss) on investments                 4.09        2.72        0.41        1.95
                                              -----        ----        ----        ----
      Total income (loss) from
        investment operations                 $4.70       $3.35       $1.03       $2.51
Distribution to shareholders
  from-
  Net investment income                       (0.68)      (0.62)      (0.61)      (0.67)
  Net realized capital gains                  (1.08)      (0.87)      (1.66)      (5.25)
                                              ------     -------      ------      ------
  Net increase (decrease) in
    net asset value                           $2.94       $1.86      $(1.24)     $(3.41)
                                              -----       -----      -------     -------
Net asset value, end of year                 $23.28      $20.34      $18.48      $19.72
                                             ======      ======     =======      ======
Total return*                                 23.39%      18.33%       5.44%      11.49%
Ratio of net operating
  expenses to average net
  assets                                       0.75%       0.76%       0.70%       0.70%
Ratio of net investment
  income to average net assets                 2.60%       3.03%       2.75%       2.44%
Portfolio turnover rate                        6.00%      11.00%      14.00%      31.00%
Net assets, end of year (in
  thousands)                             $1,618,320    $1,409,755   $1,272,118   $1,302,120


+Ratios assuming no reduction for fees paid indirectly.

*Assumes initial investment at net asset value at the beginning of each year, reinvestment of all dividends and distributions, and the complete redemption of the investment at the net asset value at the end of each year and no sales charges. Total return would be reduced if sales charges were taken into account.


III. INVESTMENT OBJECTIVES AND POLICIES

THE INVESTMENT OBJECTIVES OF THE FUND ARE REASONABLE INCOME AND GROWTH OF CAPITAL. The Fund seeks these objectives by investing in a broad list of carefully selected, reasonably priced securities rather than investing in securities whose prices reflect a premium from their current market popularity. Most of the Fund's assets are invested in common stocks and other equity securities such as preferred stocks and securities convertible into common stock, but the Fund may also invest in debt securities and cash equivalent investments.

The largest portions of the Fund's portfolio are invested in securities that have paid dividends within the preceding twelve months, but some non-income producing securities are held for anticipated increases in value. Assets of the Fund are substantially fully invested at all times because management avoids speculating on broad changes in the level of the market.


Whenever  the Fund  wishes  to  obtain  funds not  otherwise  available  for the purchase of an attractive security, it pursues the policy of selling that security in its portfolio which seems the least attractive security owned. The resulting rate of turnover of the portfolio is not considered an important factor. See "Financial Highlights" for the Fund's actual turnover rate. The Fund does not purchase and sell securities for short-term profits; however, securities are sold without regard to the time they have been held whenever selling seems advisable.


The Fund may enter into repurchase agreements with banks, generally not exceeding seven days. Such repurchase agreements will be fully collateralized with United States ("U.S.") Treasury and/or Agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price.

The Fund may write (sell) covered call options in standard contracts traded on national securities exchanges or those which may be quoted on the Nasdaq market, provided that it continues to own the securities covering each call until the call has been exercised or has expired, or until the Fund has purchased a closing call to offset the obligation to deliver securities for the call it has written. The Fund does not expect to write (sell) covered call options with an aggregate market value exceeding 5% of the Fund's total assets in the foreseeable future. See the Statement of Additional Information for information regarding the Fund's ability to write (sell) covered call options.

The Fund may invest in foreign securities if purchases of such securities are otherwise consistent with the fundamental policies of the Fund. As a matter of practice, however, the Fund does not invest in foreign securities if there appears to be a substantial risk to the issuer of such securities of nationalization, confiscation or other national restrictions. In connection with its investments in foreign securities and in order to protect itself against uncertainty in future exchange rates, the Fund may engage in foreign currency exchange transactions.

The Fund's  fundamental  investment  objectives and the  fundamental  investment restrictions set forth in the Statement of Additional Information may not be changed without shareowner approval. Certain other investment policies, strategies and restrictions on investment are noted throughout the Prospectus and are set forth in the Statement of Additional Information. These non-fundamental investment policies, strategies and restrictions may be changed at any time by a vote of the Board of Trustees. Other investment policies and restrictions on investments described in the Statement of Additional Information include a policy on lending portfolio securities, and a restriction that the Fund will not invest more than 5% of its net assets in debt securities, including convertible securities, which are rated less than investment grade or the equivalent. Since all investments are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors, the Fund, of course, cannot assure that its investment objectives will be achieved.


IV. MANAGEMENT OF THE FUND

The Fund's Board of Trustees has overall responsibility for management and supervision of the Fund. There are currently eight Trustees of the Fund, six of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act"), as amended. The Board meets at least quarterly. By virtue of the functions performed by PMC as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the names of and general background information regarding each Trustee and executive officer of the Fund.

The Fund is managed under a contract with PMC. PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs, subject only to the authority of the Fund's Board of Trustees. PMC is a wholly-owned subsidiary of The Pioneer Group, Inc. ("PGI"), a Delaware corporation. PGI's indirect wholly-owned subsidiary, Pioneer Funds Distributor, Inc. ("PFD"), is the principal underwriter of shares of the Fund.

Each domestic equity portfolio managed by PMC, including the Fund, is overseen by the Domestic Equity Portfolio Management Committee, which consists of PMC's most senior domestic equity professionals. The Committee is chaired by Mr. David Tripple, PMC's President and Chief Investment Officer and Executive Vice President of each of the Funds. Mr. Tripple joined PMC in 1974 and has had general responsibility for PMC's investment operations and specific portfolio assignments for over five years. Day-to-day management of the Fund has been the responsibility of John A. Carey, Vice President of the Fund and PMC, since February 1987. Mr. Carey joined PMC in 1979.

John F. Cogan, Jr., Chairman and President of the Fund, Chairman of PFD, and President and a Director of PGI and Chairman of PMC, owned approximately 15% of the outstanding capital stock of PGI as of January 31, 1996.


In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109.


   Under the terms of its contract with the Trust, PMC assists in the management of the Fund and is authorized in its discretion to buy and sell securities for the account of the Fund. PMC pays all the expenses, including executive salaries and the rental of certain office space, related to its services for the Fund, with the exception of the following which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Fund; (d) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations, and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with the SEC, individual states or blue sky securities agencies, territories and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with regulatory agencies; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the Trust who are not affiliated with or interested persons of PMC, the Trust (other than as Trustees), PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition to the expenses described above, the Fund shall pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.


Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances where two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides brokerage or research services or sells shares of the Pioneer mutual funds. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.


MANAGEMENT FEE

As compensation for its management services and certain expenses which PMC incurs on behalf of the Fund, the Fund pays PMC a management fee that is comprised of two components. The first component is a basic fee equal to 0.60% per annum of the Fund's average daily net assets (the "Basic Fee"). The second component is a performance fee adjustment.

COMPUTING THE PERFORMANCE FEE ADJUSTMENT. The Basic Fee is subject to an upward or downward adjustment, depending on whether, and to what extent, the investment performance of the Fund for the performance period exceeds, or is exceeded by, the record of the index determined by the Fund to be appropriate over the same period. The Trustees have designated the Lipper Growth and Income Funds Index (the "Index") for this purpose. The Index represents the arithmetic mean performance (i.e., equally weighted) of the thirty largest funds with a growth and income investment objective.

The performance period consists of the current month and the prior 35 months ("performance period"). Each percentage point of difference (up to a maximum of +/-10) is multiplied by a performance adjustment rate of 0.01%. Thus, the maximum annualized adjustment rate is +/-0.10%. This performance comparison is made at the end of each month. An appropriate percentage of this rate (based upon the number of days in the current month) is then mutliptlied by the Fund's average net assets for the entire performance period, giving a dollar amount that will be added to (or subtracted from) the Basic Fee.

The Fund's performance is calculated based on its net asset value per share. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Fund are treated as if reinvested in Fund shares at the net asset value per share as of the record date for payment. The record for the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities comprise the Index.

Because the adjustment to the Basic Fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment record of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the perfromance of the Fund. In such event, a successor index may be substituted for the Index. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the seccessor index would still be based upon the Fund's performance compared to the Index.

The Fund's current management contract with PMC became effective May 1, 1996. Under the terms of the contract, beginning on May 1, 1996 the Fund will pay management fees at a rate equal to the Basic Fee plus or minus the amount of the performance adjustment for the current month and the preceding 35 months. At the end of each succeeding month, the performance period will roll forward one month so that it is always a 36-month period consisting of the current month and the prior 35 months as described above. If including the intial rolling performance period (that is, the period prior to the effectiveness of the management contract), has the effect of increasing the Basic Fee for any month, such aggreagte prior results will be treated as Index neutral for purposes of calculating the performance adjustment for such month. Otherwise, the performance adjustment will be made as described above.

The Basic Fee is computed daily, the performance fee adjustment is calculated once per month and the entire management fee is normally paid monthly.

Until May1, 1996, as compensation for its management services and certain expenses which PMC incured, PMC was entitled to a management fee equal to 0.50% per annum of the Fund's average daily net assets up to $250 million, 0.48% of the next $50 million and 0.45% of the excess over $300 million. The fee was normally computed daily and paid monthly. During the fiscal year ended December 31, 1995, the Fund incurred expenses of approximately $, including management fees paid or payable to PMC of approximately $.



V. DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution (the "Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution fees are paid to PFD. As required by Rule 12b-1, the Plan was approved by a majority of the outstanding shares held by the shareholders of the Fund and by the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund.

Pursuant to the Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Fund shares or to provide services to Fund shareholders, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for the Fund: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Fund's daily net assets; (ii) reimbursement to PFD for its expenditures for broker- dealer commissions and employee compensation on certain sales of the Fund's shares with no initial sales charge (see "How to Purchase Shares"); and (iii) reimbursement to PFD for expenses incurred in providing services to shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.

Expenditures of the Fund pursuant to the Plan are accrued daily and may not exceed 0.25% of average daily net assets. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. The Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the Fund is first invoiced for an expense.

The limited carryover provision in the Plan may result in an expense invoiced to the Fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the Fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Plan, the Fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the Fund during such 12-month period shall not exceed 0.25% of the Fund's average net daily assets during such period. The Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund.

VI. INFORMATION ABOUT FUND SHARES

HOW TO PURCHASE SHARES


         YOU MAY BUY FUND SHARES FROM ANY SECURITIES BROKER-DEALER WHICH HAS A SALES AGREEMENT WITH PFD. IF YOU DO NOT HAVE A SECURITIES BROKER-DEALER, PLEASE CALL 1-800-225-6292. SHARES WILL BE PURCHASED AT THE PUBLIC OFFERING PRICE, THAT IS, THE NET ASSET VALUE PER SHARE PLUS ANY APPLICABLE SALES CHARGE, NEXT COMPUTED AFTER RECEIPT OF A PURCHASE ORDER, EXCEPT AS SET FORTH BELOW. THE MINIMUM INITIAL INVESTMENT IS $50. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; no sales charge or minimum investment requirements apply to the reinvestment of dividends or capital gains distributions.


The Fund has a minimum account requirement of $500. As a new purchaser, you will be given at least 24 months from your initial purchase to increase the value of the account to $500. See "Redemptions and Repurchases."


TELEPHONE PURCHASES. Your account is automatically authorized to have the telephone purchase privilege unless you indicated otherwise on your Account
Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing mutual fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to Individual Retirement Accounts ("IRAs") but may not be available to other types of retirement plan accounts. Call PSC for more information.


YOU ARE STRONGLY URGED TO CONSULT WITH YOUR FINANCIAL REPRESENTATIVE PRIOR TO REQUESTING A TELEPHONE PURCHASE. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PSC will electronically debit the amount of each purchase from this pre-designated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.


Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's receipt of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.


The public offering price is the net asset value per share next computed after receipt of a purchase order, plus a sales charge as follows:

                                                          DEALER
                               SALES CHARGE AS % OF      ALLOWANCE
                                            NET          AS A % OF
                            OFFERING       AMOUNT        OFFERING
  AMOUNT OF PURCHASE         PRICE        INVESTED        PRICE
Less than $50,000            5.75%         6.10%           5.00%
$50,000 but less than
  $100,000                   4.50          4.71            4.00
$100,000 but less
  than $250,000              3.50          3.63            3.00
$250,000 but less
  than $500,000              2.50          2.56            2.00
$500,000 but less
  than $1,000,000            2.00          2.04            1.75
$1,000,000 or more           -0-           -0-           see below


No sales charge is payable at the time of purchase on investments of $1,000,000 or more or on purchases by certain group plans ("Group Plans"), but for such investments a CDSC of 1% is imposed in the event of certain redemption transactions within one year of purchase. See "Redemptions and Repurchases" below. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million; and 0.25% on the excess over $50 million. These commissions will not be paid if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous twelve calendar months. Broker-dealers who receive a commission in connection with purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commission paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "Redemptions and Repurchases." In connection with PGI's acquisition of Mutual of Omaha Fund Management Company and contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Fund's shares through such dealer. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSCs and dealer compensation arrangements in accordance with local laws and business practices.


The schedule of sales charges above is applicable to purchases of shares of the Fund by (i) an individual, (ii) an individual, his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Section 401 or 408 of the Internal Revenue Code of 1986, as amended (the "Code"), although more than one beneficiary is involved.

The sales charge applicable to a current purchase of shares of the Fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. For example, a person investing $5,000 in the Fund who currently owns shares of other Pioneer mutual funds with a value of $45,000 would pay a sales charge of 4.50% of the offering price of the new investment.

Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated 13-month period by completing the "Letter of Intention" section of the Account Application. Information about the Letter of Intention procedure, including its terms, is contained in the Account Application as well as in the Statement of Additional Information.


Shares of the Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Shares of the Fund may be sold to 401(k) retirement plans with 100 or more participants or at least $500,000 in plan assets. Shares of the Fund may be sold at net asset value per share without a sales charge to Optional Retirement Program (the "Program") participants if (i) the employer has authorized a limited number of investment company providers for the Program, (ii) all authorized investment company providers offer their shares to Program participants at net asset value, (iii) the employer has agreed in writing to actively promote the authorized investment providers to Program participants and (iv) the Program provides for a matching contribution for each participant contribution. Information about such arrangements is available from PFD.


Shares of the Fund may also be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Fund and partners and employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI or its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which PMC serves as investment adviser, and the subsidiaries or affiliates of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the persons above; (f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts; (h) certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by PFD; (i) other funds and accounts for which PMC or any of its affiliates serves as investment adviser or manager; and (j) certain unit investment trusts. Shares so purchased are purchased for investment purposes only and may not be resold except through redemption or repurchase by or on behalf of the Fund. The availability of this privilege depends upon the receipt by PFD of written notification of eligibility. Shares of the Fund may also be sold at net asset value without a sales charge in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies.

Investors who are clients of a broker-dealer with a current sales agreement with PFD may purchase shares of the Fund at net asset value, without a sales charge, to the extent that the purchase price is paid out of proceeds from one or more redemptions by the investor of shares of certain other mutual funds. In order for a purchase to qualify for this privilege, the investor must document to the broker-dealer that the redemption occurred within 60 days immediately preceding the purchase of shares of the Fund; that the client paid a sales charge on the original purchase of the shares redeemed; and that the mutual fund whose shares were redeemed also offers net asset value purchases to redeeming shareholders of any of the Pioneer mutual funds. Further details may be obtained from PFD.

NET ASSET VALUE AND PRICING OF ORDERS


Shares of the Fund are sold at the public offering price, which is the net asset value per share, plus the applicable sales charge. Net asset value per share of the Fund is determined by dividing the value of its assets, less liabilities, by the number of shares outstanding. The net asset value is computed once daily, on each day the New York Stock Exchange (the "Exchange") is open, as of the close of regular trading on the Exchange.


Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the

Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees. All assets of the Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees.

An order for shares received by a broker-dealer prior to the close of regular trading on the Exchange (currently 4:00 p.m. Eastern Time) is confirmed at the redemption price determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received by PFD prior to PFD's close of business (usually 5:30 p.m. Eastern Time). It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to PFD's close of business. An order received by a broker-dealer following the close of regular trading on the Exchange will be confirmed at the offering price as of the close of regular trading on the Exchange on the next trading day.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.

DIVIDENDS, DISTRIBUTIONS AND TAXATION


The Fund has elected to be treated, has qualified, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it will not pay federal income taxes on income and capital gains distributed to shareholders at least annually.


Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.


The Fund's policy is to pay to shareholders dividends from net investment income, if any, quarterly during the months of March, June, September and December and to make distributions from net long term capital gains, if any, in December. Distributions from net short-term capital gains, if any, may be paid with such dividends, and other distributions from income and/or capital gains may also be made at such other times as may be necessary to avoid federal income or excise tax. Dividends from the Fund's net investment income, net short-term capital gains and certain net foreign exchange gains are taxable as ordinary income. Dividends from the Fund's net long-term capital gains are taxable as long-term capital gains.


UNLESS SHAREHOLDERS SPECIFY OTHERWISE, ALL DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN ADDITIONAL FULL AND FRACTIONAL SHARES OF THE FUND. FOR FEDERAL INCOME TAX PURPOSES, ALL DISTRIBUTIONS ARE TAXABLE AS DESCRIBED ABOVE WHETHER A SHAREHOLDER TAKES THEM IN CASH OR REINVESTS THEM IN ADDITIONAL SHARES OF THE FUND. INFORMATION AS TO THE FEDERAL TAX STATUS OF DISTRIBUTIONS WILL BE PROVIDED TO SHAREHOLDERS ANNUALLY. For further information on the distribution options available to shareholders, see "Distribution Options" and "Directed Dividends" below.

Distributions by the Fund of dividend income it receives from U.S. domestic corporations may qualify for the dividends-received deduction for corporate shareholders, subject to certain minimum holding period requirements and debt-financing restrictions under the Code.

Dividends and other distributions and the proceeds of redemptions, exchanges or repurchases of Fund shares paid to individuals and other non-exempt payees will be subject to a 31% backup withholding of federal income tax if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and that the shareholder is not subject to such backup withholding or if the Fund receives notice from the Internal Revenue Service ("IRS") or a broker that such withholding applies. Please refer to the Account Application for additional information.

The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e. U.S. citizens or residents, or U.S.
corporations, partnerships, trusts or estates and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment that is not described above. You should consult your own tax adviser regarding state, local and other applicable tax laws.

REDEMPTIONS AND REPURCHASES


REDEMPTIONS BY MAIL. As a shareholder, you have the right to offer your shares for redemption by delivering to PSC a written request for redemption in proper form, signed by all registered owners, and your share certificates, if any, properly endorsed and in good order for transfer. Redemptions will be made in cash at the net asset value per share next determined following receipt in good order by PSC of all necessary documents subject in certain cases to the CDSC described below.


Good order means that there are no outstanding claims or requests to hold redemptions on the account, any certificates are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) are guaranteed by any of the following eligible guarantor institutions: (i) all brokers, dealers, municipal securities dealers and/or brokers and government securities dealers and/or brokers who are members of a clearing agency or whose net capital exceeds $100,000; (ii) all banks; (iii) all credit unions; (iv) all savings associations, including all savings and loan associations; (v) all national securities exchanges, registered securities associations, and all clearing agencies; and (vi) all trust companies. In addition, in some cases (involving fiduciary or corporate transactions), good order may require the furnishing of additional documents.

Signature guarantees may be waived for redemption requests of $50,000 or less, provided that the record holder executes the redemption request, payment is directed to the record holder at the address of record, and the address has not changed in the previous 30 days. You cannot provide a signature guarantee by facsimile ("fax"). Payment normally will be made within seven days after receipt of these documents. The Fund reserves the right to withhold payment until checks received in payment of shares purchased have cleared, which may take up to 15 calendar days from the purchase date. For additional information about the necessary documentation for redemption by mail, call PSC at 1-800-225-6292.

REDEMPTION BY TELEPHONE OR FAX. Your account is automatically authorized to have the telephone redemption privilege unless you indicated otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. The telephone redemption option is not available to retirement plan accounts. A maximum of $50,000 may be redeemed by telephone or fax and the proceeds may be received by check or by bank wire or electronic funds transfer. To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or by electronic funds transfer: the proceeds must be sent to your bank address of record which must have been properly pre-designated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax, send your redemption request to 1-800-225-4240. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions and Related Liabilities" below. Telephone redemptions will be priced as described above. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR FINANCIAL REPRESENTATIVE PRIOR TO REQUESTING A TELEPHONE REDEMPTION.

SALES OF SHARES THROUGH BROKER-DEALERS. For the convenience of shareholders, the Fund has authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers. The Fund reserves the right to terminate this procedure at any time. Offers to sell shares to the Fund may be communicated to PFD by wire or telephone by broker-dealers for their customers. The Fund's practice will be to repurchase shares offered to it at the net asset value per share determined as of the close of business of the Exchange on the day the offer for repurchase is received and accepted by the broker-dealer if the offer is received by PFD before the close of business on that day.

A broker-dealer which receives an offer for repurchase is responsible for the prompt transmittal of such offer to PFD. Payment of the repurchase proceeds will be made in cash to the broker-dealer placing the order. Except for certain large accounts subject to a CDSC (as described below), neither the Fund nor PFD charges any fee or commission upon such repurchase which is then settled as an ordinary transaction with the broker-dealer (which may charge the shareholder for this service) delivering the shares repurchased. Payment will be made within seven days of the receipt by PSC of valid instructions, including validly endorsed certificates, if appropriate, in good order as described above.

ADDITIONAL CONDITIONS OF REDEMPTION. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending upon the market value of the portfolio at the time of redemption or repurchase. Redemptions and repurchases are taxable transactions to shareholders. Shareholders whose accounts are registered in the name of a broker, dealer or other financial institution must contact a representative of the institution holding the shares to arrange for a redemption.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exists: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Purchases of $1,000,000 or more, and purchases by participants in a Group Plan which have not been subject to a sales charge, may be subject to a CDSC upon redemption or repurchase. A CDSC is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. In determining whether a CDSC is payable, and, if so, the amount of the CDSC, it is assumed that shares purchased with reinvested dividend and capital gain distributions and then such other shares which are held the longest will be the first redeemed. Shares subject to the CDSC which are exchanged into another Pioneer mutual fund will continue to be subject to the CDSC until the original 12-month period expires. See "Exchange Privilege" for more information. However, no CDSC is payable with respect to purchases of shares by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.

WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGE. The CDSC on shares subject to a CDSC may be waived or reduced for non-retirement accounts if: (a) the redemption results from the death of all registered owners of an account (in the case of UGMAs, UTMAs and trust accounts, waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Fund at the time the withdrawal plan is established).

The CDSC on shares subject to a CDSC may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (b) the distribution is to a participant in an IRA, 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 70-1/2 may exceed the 10% limit only if the distribution amount is based on plan assets held by Pioneer); (c) the distribution is from a 401(a) or 401(k) retirement plan and is a return of excess employee deferrals or employee contributions or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Fund as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption;
(e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

The CDSC on shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if: (a) the redemption is made by any state, county, or city, or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable laws from paying a CDSC in connection with the acquisition of shares of any registered investment management company; or (b) the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareholder's account.

REDEMPTION OF SMALL ACCOUNTS

As a new shareholder, you have a minimum of 24 months (including the six months following the mailing of the notice described below) to increase the value of your account to $500 or more. If you hold shares of the Fund in an account with a net asset value of less than $500 due to redemptions or exchanges or failure to meet the initial minimum account requirement set forth above, the Fund may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least $500 within six months of written notice by the Fund to you of the Fund's intention to redeem the shares.

DESCRIPTION OF SHARES AND VOTING RIGHTS


The Fund is a diversified open-end management investment company (commonly referred to as a mutual fund) which was originally organized as a Delaware corporation in 1928 and reorganized as a Massachusetts corporation in 1967, as a Massachusetts business trust in 1985 and as a Delaware business trust on May 1, 1996. The Fund has authorized an unlimited number of shares of beneficial interest. As an open-end investment company, the Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the then current net asset value per share. See "Redemptions and Repurchases". The Fund is not required, and does not intend, to hold annual shareowner meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.


The Fund reserves the right to create and issue additional series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series. Shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would be entitled to vote together in the election or selection of Trustees and accountants.


The Trustees have the authority, without further shareowner approval, to classify and reclassify the shares of the Fund, or any additional series of the Fund, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of only one class of shares, entitled shares of beneficial interest. Each share represents an equal proportionate interest in the Fund with each other share. Shareholders are entitled to one vote for each share held and may vote in the election and removal of Trustees and on other matters submitted to shareholders. Shares have no preemptive or conversion rights.

In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareowner of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareowner request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Fund are fully-paid and non-assessable. Upon liquidation of the Fund, the Fund's shareholders would be entitled to share pro rata in the Fund's net assets available for distribution. Shares will remain on deposit with the Fund's transfer agent and certificates will not normally be issued. Certificates for fractional shares will not be issued. The Fund reserves the right to charge a fee for the issuance of certificates.



VII. SHAREHOLDER SERVICES

PSC is the shareholder services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly-owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Shareholder Services, Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. ("the Custodian") serves as custodian of the Fund's portfolio securities. The principal business address of the mutual fund division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

ACCOUNT AND CONFIRMATION STATEMENTS

PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing the details of transactions are sent to shareholders as transactions occur, except Automatic Investment Plan transactions which are confirmed quarterly. The Pioneer Combined Account Statement, mailed quarterly, is available to all shareholders who have more than one Pioneer account.

Shareholders whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Fund and might not be able to utilize some of the services available to shareholders of record. Examples of services which might not be available are investment or redemption of shares by mail, automatic reinvestment of dividends and capital gains distributions, withdrawal plans, Letters of Intention, Rights of Accumulation, telephone exchanges and redemptions, newsletters and other informational mailings.

ADDITIONAL INVESTMENTS

You may add to your account by sending a check ($50 minimum) to PSC (account number should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments.
Additions to your account, whether by check or through a Pioneer Investomatic Plan, are invested in full and fractional shares of the Fund at the applicable offering price in effect as of the close of regular trading on the Exchange on the day of receipt.

AUTOMATIC INVESTMENT PLANS

You may arrange for regular automatic investments of $50 or more through government/military allotments or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for a monthly or quarterly investment by means of a preauthorized draft drawn on a checking account. Pioneer Investomatic Plan investments are voluntary and you may discontinue the plan without penalty upon 30 days' written notice to PSC. PSC acts as agent for the purchaser, the broker-dealer, and PFD in maintaining these plans.

FINANCIAL REPORTS AND TAX INFORMATION

As a shareholder, you will receive financial reports at least semi-annually. In January of each year, the Fund will mail you information about the tax status of dividends and other distributions.

DISTRIBUTION OPTIONS

Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option on the Account Application.

Two other available options are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and distributions in cash. These two options are not available, however, for retirement plans or an account with a net asset value of less than $500. Changes in the distribution options may be made by written request to PSC.

DIRECTED DIVIDENDS


You may elect (in writing) to have the dividends paid by one Pioneer mutual fund account invested in a second Pioneer mutual fund account. The value of this second account must be at least $1,000 ($500 for the Fund or Pioneer II). Invested dividends may be in any amount, and there are no fees or charges for this service. Retirement plan shareholders may only direct dividends to accounts with identical registrations i.e., PGI IRA Cust for John Smith may only go into another account registered PGI IRA Cust for John Smith.


DIRECT DEPOSIT

If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account. You may establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.

VOLUNTARY TAX WITHHOLDING

You may request (in writing) that PSC withhold 28% of the dividends and capital gains distribution paid from your account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.

EXCHANGE PRIVILEGE

Exchanges must be at least $1,000. You may exchange your shares of the Fund at net asset value, without a sales charge, for shares of other Pioneer mutual funds which do not offer different classes of shares or for the Class A shares of those Pioneer mutual funds that offer more than one class of shares. There are currently no fees or sales charges on such an exchange. An exchange of shares may be made only in states where legally permitted.

A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account. PSC will process exchanges only after receiving an exchange request in proper form.

WRITTEN EXCHANGES. If the exchange request is in writing, it must be signed by all record owner(s) exactly as the shares are registered. If your original account includes a Pioneer Investomatic or Systematic Withdrawal Plan and you open a new account by exchange, you should specify whether the plans should continue in your new account or remain with your original account.


TELEPHONE EXCHANGES. Your account is automatically authorized to have the telephone exchange privilege unless you indicated otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each telephone exchange request, whether by voice or by FactFoneSM, will be recorded. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR FINANCIAL REPRESENTATIVE PRIOR TO REQUESTING A TELEPHONE EXCHANGE. See "Telephone Transactions and Related Liabilities" below.


AUTOMATIC EXCHANGE. You may automatically exchange shares from one Pioneer mutual fund account to another Pioneer mutual fund account on a regular schedule, either monthly or quarterly. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will occur on the 18th day of each month.

If an exchange request is received by PSC before 4:00 p.m. Eastern Time (or before the time that the Exchange closes for regular trading on that day, if different), the exchange will be effective on that day if the requirements above have been met. If the exchange request is received after this time, the exchange will be effective on the following business day.

You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For federal and (generally) state income tax purposes, an exchange represents a sale of the shares exchanged and a purchase of shares in another fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.


For the protection of the Fund's performance and shareholders, the Fund and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law. TELEPHONE TRANSACTIONS AND RELATED LIABILITIES

Your account is automatically authorized to have telephone transaction privileges unless you indicated otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange Fund shares by telephone. See "Net Asset Value and Pricing of Orders" for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern Time on weekdays. Computer-assisted transactions may be available to shareholders who have pre-recorded certain bank information (see "FactFone(SM)"). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR FINANCIAL REPRESENTATIVE PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. See "Net Asset Value and Pricing of Orders," "Redemptions and Repurchases" and "Exchange Privilege" for more information. To confirm that each transaction instruction received by telephone is genuine, PSC will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third-party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the

Fund, PSC or PFD will be responsible for the authenticity of instructions received by telephone, therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.


During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.

FACTFONE SM


FactFone SM is an automated inquiry and telephone transaction system available to Pioneer shareholders by dialing 1-800-225-4321. FactFone SM allows you to obtain current information on your Pioneer mutual fund accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone SM to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer accounts if you have activated your PIN. Telephone purchases and redemptions require the establishment of a bank account of record. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR FINANCIAL REPRESENTATIVE PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone SM. See "How to Purchase Fund Shares," "Exchange Privilege," "Redemptions and Repurchases" and "Telephone Transactions and Related Liabilities." Call PSC for assistance.


TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)

If you have a hearing disability and your own TDD keyboard equipment, you can call our TDD number toll-free at 1-800- 225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern Time, to contact our telephone representatives with questions about your account.

RETIREMENT PLANS

You should contact the Retirement Plans Department of PSC at 1-800-622-0176 for information on retirement plans for businesses, Simplified Employee Pensions Plans, IRAs, and Section 403(b) retirement plans for employees of certain non-profit organizations and public school systems, all of which are available in conjunction with investments in the Fund. The Account Application accompanying this Prospectus should not be used to establish any of these plans. Separate applications are required.

SYSTEMATIC WITHDRAWAL PLANS

If your account has a total value of at least $10,000, you may establish a Systematic Withdrawal Plan ("SWP") providing for fixed payments at regular intervals. Periodic checks of $50 or more will be sent to you monthly or quarterly and your periodic redemptions of shares may be taxable to you. You may also direct that withdrawal checks be paid to another person, although if you make this designation after you have opened your account, a signature guarantee must accompany your instructions. Purchases of shares of the Fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may therefore be disadvantageous.

You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Statement of Additional Information.

REINSTATEMENT PRIVILEGE

If you redeem all or part of your shares of the Fund, you may reinvest all or part of the redemption proceeds without a sales commission in shares of the Fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the shares of the Fund after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. Subject to the provisions outlined under "Exchange Privilege" above, you may also reinvest in any other Pioneer mutual funds; in this case you must meet the minimum investment requirement for each fund you enter.

The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado, or earthquake.

THE OPTIONS AND SERVICES AVAILABLE TO SHAREHOLDERS, INCLUDING THE TERMS OF THE EXCHANGE PRIVILEGE AND THE PIONEER INVESTOMATIC PLAN, MAY BE REVISED, SUSPENDED, OR TERMINATED AT ANY TIME BY PFD OR BY THE FUND. YOU MAY ESTABLISH THE SERVICES DESCRIBED IN THIS SECTION WHEN YOU OPEN YOUR ACCOUNT. YOU MAY ALSO ESTABLISH OR REVISE MANY OF THEM ON AN EXISTING ACCOUNT BY FILLING OUT AN ACCOUNT OPTIONS FORM, WHICH YOU MAY REQUEST BY CALLING 1-800-225-6292.

VIII. INVESTMENT RESULTS

The Fund may include in advertisements, and furnish to existing or prospective shareholders, information concerning the average annual total return on an investment in the Fund for a designated period of time. Whenever this information is provided, it includes a standardized calculation of average annual total return computed by determining the average annual compounded rate of return that would cause a hypothetical investment (after deduction of the maximum sales charge) made on the first day of the designated period (assuming all dividends and distributions are reinvested) to equal the resulting net asset value of such hypothetical investment on the last day of the designated period. The periods illustrated would normally include one, five and ten years. These standardized calculations do not reflect the impact of federal or state income taxes.

The foregoing computation method is prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain one or more additional measures of investment results, computation methods and assumptions, including but not limited to: historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

Other investments or savings vehicles and/or unmanaged market indexes, indicators of economic activity, or averages of mutual funds results may be cited or compared with the investment results of the Fund. Rankings or listings by magazines, newspapers or independent statistical or ratings services, such as Lipper Analytical Services, Inc. or Ibbotson Associates, may also be referenced.

The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. Therefore, any prior investment results of the Fund should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing performance information regarding the Fund to information published for other investment companies, investment vehicles, and unmanaged indexes. The Fund's investment results should also be considered relative to the risks associated with the Fund's investment objectives and policies.

For further information about the calculation methods used for computing the Fund's investment results, see the Statement of Additional Information.

                       THE PIONEER FAMILY OF MUTUAL FUNDS



International Growth Funds
 Pioneer International Growth Fund
 Pioneer Europe Fund
 Pioneer Emerging Markets Fund


  Pioneer India Fund
Growth Funds
   Pioneer Captial Growth Fund
   Pioneer Mid-Cap Fund
   Pioneer  Growth Shares
   Pioneer Small Company Fund
   Pioneer Gold Shares

Growth and Income Funds
   Pioneer Equity-Income Fund

   Pioneer Fund
   Pioneer II

   Pioneer Real Estate Shares


Income Funds

   Pioneer Short-Term Income Trust
   Pioneer America Income Trust
   Pioneer Bond Fund
   Pioneer Income Fund

Tax-Free Income Funds
   Pioneer Intermediate Tax-Free Fund*
   Pioneer Tax-Free Income Fund*


Money Market Funds
   Pioneer Cash Reserves Fund

   *Not suitable for retirement accounts

Pioneer
Fund
60 State Street
Boston, Massachusetts 02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
JOHN A. CAREY, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP

LEGAL COUNSEL
HALE AND DORR

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6292

SERVICE INFORMATION
If you would like information on the following, please call:

Existing and new accounts, prospectuses,
 applications, service forms and
 telephone transactions .................................. 1-800-225-6292
FactFone SM
 Automated fund yields, automated prices
 and account information ................................. 1-800-225-4321
Retirement plans ......................................... 1-800-622-0176
Toll-free fax ............................................ 1-800-225-4240
Telecommunications Device for the Deaf (TDD) ............. 1-800-225-1997







0496-xxxx

(C) Pioneer Funds Distributor, Inc.

                                  PIONEER FUND


                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 1996

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus (the "Prospectus") dated May 1, 1996 of Pioneer Fund. A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to Pioneer Fund at 60 State Street, Boston, Massachusetts 02109. The most recent Annual Report to Shareholders is attached to, and is hereby incorporated in to, this Statement of Additional Information.


                                TABLE OF CONTENTS
                                                                         Page

1.   Investment Policies and Restrictions.................................B-2
2.   Management of the Fund...............................................B-6
3.   Investment Adviser...................................................B-10
4.   Shareholder Servicing/Transfer Agent.................................B-10
5.   Custodian............................................................B-10
6.   Principal Underwriter................................................B-11
7.   Distribution Plan....................................................B-11
8.   Independent Public Accountants.....................................  B-12
9.   Portfolio Transactions...............................................B-12
10.  Dividends and Tax Status.............................................B-14
11.  Description of Shares................................................B-17
12.  Certain Liabilities..................................................B-17
13.  Determination of Net Asset Value.....................................B-18
14.  Systematic Withdrawal Plan.......................................... B-18
15.  Letter of Intention..................................................B-19
16.  Investment Results...................................................B-19
       Appendix...........................................................B-22


                   THIS STATEMENT OF ADDITIONAL INFORMATION IS
                     NOT A PROSPECTUS AND IS AUTHORIZED FOR
                      DISTRIBUTION TO PROSPECTIVE INVESTORS
                      ONLY IF PRECEDED OR ACCOMPANIED BY AN
                              EFFECTIVE PROSPECTUS.

1.  INVESTMENT POLICIES AND RESTRICTIONS


The Fund's current prospectus (the "Prospectus") presents the investment objective and the principal investment policies of the Fund. Additional investment policies and a further description of some of the policies described in the Prospectus appear below.

The following policies and restrictions supplement those discussed in the Prospectus. Whenever an investment policy or restriction states a maximum percentage of the Fund's assets that may be invested in any security or presents a policy regarding quality standards, this standard or other restrictions shall be determined immediately after and as a result of the Fund's investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment objectives and policies.


         Lending of Portfolio Securities

         In order to realize additional income, the Fund may lend its portfolio securities, principally to broker-dealers, under agreements which would require that the loans be secured continuously by cash equivalents or United States ("U.S.") Treasury bills equal at all times to at least the market value of the securities loaned. The Fund would continue to receive interest or dividends on the securities loaned and would also earn interest on the investment of the loan collateral. The loan collateral would be invested only in U.S. Treasury notes, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents. Although voting rights, or rights to consent attendant to securities loaned, pass to the borrower, such loans will be called so that the securities may be voted if a material event affecting the investment is to occur.

         As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms which have been approved in advance by the Fund's Board of Trustees, which will monitor the creditworthiness of any such firms. If the management of the Fund decides to make securities loans, it is intended that the value of the securities loaned by the Fund would not exceed 30% of the value of the Fund's total assets. In the Fund's last fiscal year, it did not lend portfolio securities with a value exceeding 5% of its net assets and, while it reserves the right to do so, the Fund has no present intention of lending portfolio securities with such a value during the coming year.

         Covered Call Options

         The Fund may write (sell) covered call options on certain portfolio securities, but options may not be written on more than 25% of the aggregate market value of any single portfolio security (determined each time a call is sold as of the date of such sale). As writers of a call option, the Fund receives a premium less commission, and, in exchange, foregoes the opportunity to profit from increases in the market value of the security covering the call above the sum of the premium and the exercise price of the option during the life of the option. The purchaser of such a call has the option of purchasing the security from the Fund's portfolio at the option price during the life of the option. Portfolio securities on which options may be written are purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The security covering the call is maintained in a segregated account of the Fund's custodian. The Fund does not consider a security covered by a call option to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of their assets.

         The Fund will purchase a call option only when entering into a "closing purchase transaction," i.e., a purchase of a call option on the same security with the same exercise price and expiration date as a "covered" call already written by the Fund. There is no assurance that the Fund will be able to effect such closing purchase transactions at a favorable price; if the Fund cannot enter into such a transaction it may be required to hold a security that it might otherwise have sold. The Fund's portfolio turnover may increase through the exercise of options if the market price of the underlying securities appreciates and the Fund has not entered into a closing purchase transaction. The commission on purchase or sale of a call option is higher in relation to the premium than the commission in relation to the price on purchase or sale of the underlying security.

         Foreign Securities

         The Fund may invest a portion of its assets in foreign securities. Investment in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investment in U.S. Government securities and securities of domestic companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to interest paid to the Fund by the U.S. Government or by domestic companies. In addition, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. The value of foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Some foreign securities markets have substantially less volume than domestic markets and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. In connection with its investments in foreign securities and in order to protect against uncertainty in future exchange rates, the Fund may engage in foreign currency exchange transactions.

         Debt Securities

         No more than 5% of the Fund's net assets may be invested in debt securities, including convertible securities, rated below "BBB" by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent. If the rating of a debt security is reduced below investment grade ("BBB" or higher), management will consider whatever action is appropriate, consistent with the Fund's investment objective and policies.

         Bonds rated below "BBB" or comparable unrated securities are commonly referred to as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds (i.e., bonds rated "BBB" or better by Standard & Poor's or, if unrated by such rating organization, determined to be of comparable quality by the Fund's investment adviser).

         The amount of junk bond  securities  outstanding  has  proliferated  in conjunction with the increase in merger and acquisition and leveraged buyout activity. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

         The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

         Certain proposed and recently enacted federal laws including the required divestiture by federally insured savings and loan associations of their investments in junk bonds and proposals designed to limit the use, or tax and other advantages, of junk bond securities could adversely affect the Fund's net asset value and investment practices. Such proposals could also adversely affect the secondary market for junk bond securities, the financial condition of issuers of these securities and the value of outstanding junk bond securities. The form of such proposed legislation and the possibility of such legislation being passed are uncertain.

         Since investors generally perceive that there are greater risks associated with the medium to lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         Medium to lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Fund's investment adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

         The prices of all debt securities generally fluctuate in response to the general level of interest rates. Another factor which causes fluctuations in the prices of debt securities is the supply and demand for similarly rated securities. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect any cash income from such securities but will be reflected in the Fund's net asset value.

Investment Restrictions

         Fundamental Investment Restrictions. The Fund has adopted certain additional investment restrictions which may not be changed without the affirmative vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Fund may not:

         (1)......Issue  senior  securities,  except as  permitted by the Fund's borrowing, lending and commodity restrictions, and for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements, reverse repurchase agreements, dollar rolls, swaps and any other financial transaction entered into pursuant to the Fund's investment policies as described in the Prospectus and this Statement of Additional Information and in accordance with applicable SEC pronouncements, as well as the pledge, mortgage or hypothecation of the Fund's assets within the meaning of the Fund's fundamental investment restriction regarding pledging, are not deemed to be senior securities.

         (2)......Borrow  money,  except  from banks as a  temporary  measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes and except pursuant to reverse repurchase agreements or dollar rolls, in all cases in amounts not exceeding 10% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings (including reverse repurchase agreements and dollar rolls) exceed 10% of the Fund's total assets.

         (3)......Guarantee  the securities of any other company, or , mortgage, pledge, hypothecate or assign or otherwise encumber as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing secured thereby.

         (4)......Purchase  securities of a company if the purchase would result in the Fund's having more than 5% of the value of its total assets invested in securities of such company.

         (5)......Purchase  securities of a company if the purchase would result in the Fund's owning more than 10% of the outstanding voting securities of such company.

         (6)......Act  as an  underwriter,  except  as it  may  deemed  to be on underwriter in a sale of restricted securities held in its portfolio.

         (7)......Make  loans,  except by purchase of debt  obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements or through the lending of portfolio securities, in each case only to the extent permitted by the Prospectus and this Statement of Additional Information.

         (8)......Invest  in real estate,  commodities  or commodity  contracts, except that the Fund may invest financial futures contracts and related options and in any other financial instruments which may be deemed to be commodities or commodity contracts in which the Fund is not prohibited from investing by the Commodity Exchange Act and the rules and regulations thereunder

         (9)......Purchase  securities  on "margin" or effect " short  sales" of securities.

         (10) purchase securities for the purpose of controlling management of other companies;

         (11) acquire the securities of any other domestic or foreign investment company or investment fund (except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company); provided, however, that nothing herein contained shall prevent the Fund from investing in the securities issued by a real estate investment trust, provided that such trust shall not be permitted to invest in real estate or interests in real estate other than mortgages or other security interests;

The Fund does not intend to enter into any reverse repurchase agreement, lend portfolio securities or invest in securities index put and call warrants, as described in fundamental investment restrictions (1), (2), (7) and (8) above, during the coming year.

Non-fundamental Investment Restrictions.

It is the policy of the Fund not to concentrate its investments in securities of companies in any particular industry. In the opinion of the Commission, investments are concentrated in a particular industry if such investments aggregate 25% or more of the Fund's total assets. The Fund's policy does not apply to investments in U.S. Government securities. The Fund has agreed to abide by the foregoing non-fundamental policy which it will not change without the affirmative vote of a majority of the Fund's outstanding shares of beneficial interest.

The following restrictions have been designated as non-fundamental and may be changed by a vote of the Fund's Board of Trustees without approval of shareholders.

The Fund may not:

         (1) purchase or retain the securities of any company if officers of the Fund or Trustees of the Fund, or officers and directors of its adviser or principal underwriter, individually own more than one-half of 1% of the securities of such company or collectively own more than 5% of the securities of such company; or

         (2) purchase (a) securities which at the time of investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws (excluding restricted securities that have been determined by the Trustees of the Fund (or the person designated by them to make such determinations) to be readily marketable) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets would be invested in securities described in (a), (b), and (c) above.



         In addition, in connection with the offering of its shares in various states and foreign countries, the Fund has agreed to abide by certain additional restrictions which may not be changed without the approval of the regulatory agencies in such states and foreign countries (but which may be changed without notice to or approval of the Fund's shareholders). These restrictions are that the Fund will not: (1) purchase the securities of any issuer if such purchase would result in the Fund owning more than 10% of any class of securities of such issuer; (2) invest in uncovered puts or calls, or straddles, spreads, or any combination thereof, or in oil, gas or other mineral leases or exploration or development programs; (3) borrow in excess of 10% of gross assets taken at cost;
(4) pledge, mortgage,  hypothecate or otherwise encumber any assets of the Fund;
(5) invest in foreign securities (exclusive of foreign securities listed on recognized domestic or foreign securities exchanges), together with other investments which are not readily marketable, in excess of 5% of average net assets; and (6) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges.

         2. MANAGEMENT OF THE FUND


         The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

JOHN F. COGAN,  JR.*,  CHAIRMAN OF THE BOARD,  PRESIDENT AND TRUSTEE,  DOB: JUNE
1926
         President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC") and Forest-Starma (a Russian corporation); President and Director of Pioneer Plans Corporation ("PPC"), Pioneer Investment Corp. ("PIC"), Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega"); Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie
Goldfields  Limited;   Chairman  of  the  Supervisory  Board  of  Pioneer  Fonds
Marketing, GmbH ("Pioneer GmbH"); Member of the Supervisory Board of Pioneer First Polish Trust Fund Joint Stock Company ("PFPT"); Chairman, President and Trustee of all of the Pioneer mutual funds and Partner, Hale and Dorr (counsel to the Fund).

RICHARD H. EGDAHL, M.D., TRUSTEE,  DOB: DECEMBER 1926
BOSTON UNIVERSITY HEALTH POLICY INSTITUTE, 53 BAY STATE RD., BOSTON, MA  02115

       Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; Director, Boston University Health Policy Institute and Boston University Medical Center; Executive Vice President and Vice Chairman of the Board, University Hospital; Academic Vice President for Health Affairs, Boston University; Director, Essex Investment Management Company, Inc. (investment adviser), Health Payment Review, Inc. (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), Peer Review Analysis, Inc. (health care facilities firm) and Springer-Verlag New York, Inc. (publisher); Honorary Trustee, Franciscan Children's Hospital and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, TRUSTEE,  DOB:  MAY 1947
THE KEEP, P.O. BOX 110. LITTLE DEER ISLE, ME  04650
       Founding Director, Winthrop Group, Inc (consulting firm) since 1982; Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology, Boston University School of Management ("BUSM"), from 1989 to 1993 and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, TRUSTEE,  DOB:  JULY 1917
6363 WATERWAY DRIVE, FALLS CHURCH, VA  22044
       Professor Emeritus and Adjunct Scholar, George Washington University; Economic Consultant and Director, American Productivity and Quality Center; American Enterprise Institute and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, TRUSTEE,  DOB:  MAY 1948
ONE BOSTON PLACE, SUITE 2635, BOSTON, MA 02108
       President, Newbury, Piret & Company, Inc. (merchant banking firm) and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, TRUSTEE AND EXECUTIVE VICE PRESIDENT,  DOB:  FEBRUARY 1944
       Executive Vice President and a Director of PGI; President, Chief Investment Officer and a Director of PMC; Director of PFD, PCC, PIC, PIntl , First Russia, Omega and Pioneer SBIC Corporation, Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, TRUSTEE,  DOB: SEPTEMBER 1928
125 BROAD STREET, NEW YORK, NY  10004
       Partner, Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds) and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, TRUSTEE,  DOB:  JUNE 1936
ONE NORTH ADGERS WHARF, CHARLESTON, SC  29401
       President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp.; Trustee of Alliance Capital Reserves, Alliance Government Reserves and Alliance Tax Exempt Reserves and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

WILLIAM H. KEOUGH, TREASURER,  DOB:  APRIL 1937
       Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC Corporation; Treasurer and Director of PPC and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, SECRETARY, DOB: AUGUST 1946
       Secretary of PGI, PMC, PPC, PIC, PIntl, PMT, First Russia, Omega and PCC; Clerk of PFD and PSC; Partner, Hale and Dorr (counsel to the Fund) and Secretary of all of the Pioneer mutual funds.

ERIC W. RECKARD, ASSISTANT TREASURER, DOB:  JUNE 1956
       Manager of Fund Accounting of PMC since May 1994, Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994 and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, ASSISTANT SECRETARY, DOB:   MARCH 1964
       General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC: and .formerly of Hale and Dorr (counsel to the Fund) where he most recently served as junior partner.

JOHN A. CAREY,  VICE PRESIDENT,  DOB:   MAY 1949
       Vice  President of PMC,  Pioneer  Equity-Income  Fund, and Pioneer Income
Fund.

         The Fund's Declaration of Trust (the "Declaration of Trust") provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

         All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly-owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional accounts. To the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI as of the date of this
Statement  of   Additional   Information,
except Mr. Cogan who then owned approximately 15% of such shares. As of the date of this Statement of Additional Information, the Trustees and officers of the Fund owned less than 1% of the outstanding securities of the Fund.

         The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                           Investment           Principal
Fund Name                                    Adviser           Underwriter

Pioneer International Growth Fund              PMC                 PFD
Pioneer Europe Fund                            PMC                 PFD
Pioneer Emerging Markets Fund                  PMC                 PFD
Pioneer India Fund                             PMC                 PFD
Pioneer Capital Growth Fund                    PMC                 PFD
Pioneer Mid-Cap Fund                           PMC                 PFD
Pioneer Growth Shares                          PMC                 PFD
Pioneer Small Company Fund                     PMC                 PFD
Pioneer Gold Shares                            PMC                 PFD
Pioneer Equity-Income Fund                     PMC                 PFD
Pioneer Fund                                   PMC                 PFD
Pioneer II                                     PMC                 PFD
Pioneer Real Estate Shares                     PMC                 PFD
Pioneer Short-Term Income Trust                PMC                 PFD
Pioneer America Income Trust                   PMC                 PFD
Pioneer Bond Fund                              PMC                 PFD
Pioneer Income Fund                            PMC                 PFD
Pioneer Intermediate Tax-Free Fund             PMC                 PFD
Pioneer Tax-Free Income Fund                   PMC                 PFD
Pioneer U.S. Government Money Fund             PMC                 PFD
Pioneer Cash Reserves Fund                     PMC                 PFD
Pioneer Interest Shares, Inc.                  PMC               Note 1
Pioneer Variable Contracts Trust               PMC               Note 2

Note 1   This fund is a closed-end fund.

Note 2 This is a series of eight separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.

         Compensation of Officers and Trustees

         Commencing on January 1, 1996, each series of the Trust will pay an annual trustees' fee to each Trustee who is not affiliated with PGI, PMC, PFD or PSC consisting of two components: (a) a base fee of $500 and (b) a variable fee, calculated on the basis of the average net assets of each series, estimated to be approximately $2,069 for 1996. In addition, each series of the Trust will pay a per meeting fee of $120 to each Trustee who is not affiliated with PGI, PMC, PFD or PSC. The Trust also will pay an annual committee participation fee to each Trustee who serves as a member of any committees established to act on behalf of one or more of the of Pioneer mutual funds. Committee fees will be allocated to the Trust on the basis of the Trust's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds will receive an annual fee equal to 10% of the aggregate annual trustees' fee, except the Committee Chair who will receive an annual trustees' fee equal to 20% of the aggregate annual trustees' fee. The 1996 fees for the Audit Committee members and Chair are expected to be approximately $6,000 and $12,000, respectively. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Board of Trustees for the Pioneer mutual funds, will receive an annual fee equal to 5% of the annual trustees' fee, except the Committee Chair who will receive an annual trustees' fee equal to 10% of the annual trustees' fee. The 1996 fees for the Pricing Committee members and Chair are expected to be approximately $3,000 and $6,000, respectively. Any such fees paid to affiliates or interested persons of PGI, PMC, PFD or PSC are reimbursed to the Trust under its Management Contract.

         The Fund pays no salaries or compensation to any of its officers. The Fund paid an annual trustees' fee of $5,000 and a payment of $300 plus expenses per meeting attended, to each Trustee who was not affiliated with PGI, PMC, PFD or PSC and paid an annual trustees' fee of $500 plus expenses to each Trustee affiliated with PGI, PMC, PFD or PSC. Any such fees and expenses paid to affiliates or interested persons of PGI, PMC, PFD or PSC were reimbursed to the Fund under its management contract.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Fund for the year ended December 31, 1995:

                                               Pension or Retirement    Total Compensation from
                              Aggregate         Benefits Accrued as     the Trust and all other
                            Compensation       Part of the Trust's      Pioneer Mutual Funds **
                          from the Trust *           Expenses
Name of Trustee

John F. Cogan, Jr.             $500.00                  $0                      $11,000
Richard H. Egdahl, M.D.       $7,197.00                 $0                      $63,315
Margaret B.W. Graham          $7,197.00                 $0                      $62,398
John W. Kendrick              $7,197.00                 $0                      $62,398
Margeurite A. Piret           $8,942.50                 $0                      $76,704
David D. Tripple               $500.00                  $0                      $11,000
Stephen K. West               $7,820.00                 $0                      $68,180
John Winthrop                 $8,192.00                 $0                      $71,199
                              ---------                 --                      -------
             Total            $5,371.50                 $0                      $426,194
                               ========                 ==                      ========



         3. INVESTMENT ADVISER


         The Fund has contracted with PMC, 60 State Street, Boston, Massachusetts, to act as its investment adviser. PMC assists in the management of the Fund and is authorized in its discretion to buy and sell securities for the account of the Fund, subject to the right of the Fund's trustees to disapprove any such purchase or sale. The Management contract expires initially on May 31, 1997, but it is renewable annually by vote of a majority of the Board of Trustees of the Fund (including a majority of the Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. The contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or vote of a majority of its outstanding securities and the giving of sixty days' written notice. The management contract was approved by the shareholders of the Fund at a meeting of shareholders held on April 30, 1996.

As compensation for its management services and expenses incurred, and certain expenses which PMC incurs on behalf of the Fund, the Fund pays PMC a basic fee of 0.60% of the Fund's average daily net assets (the "Basic Fee"). An appropriate percentage of this rate (based upon the number of days in the current month) of this annual Basic Fee is applied to the Fund's average net assets for the current month, giving a dollar amount which is the monthly fee.

Performance Fee Adjustment

The Basic Fee is subject to an upward or downward adjustment, depending on whether and to what extent, the investment performance of the fund for the performance period exceeds, or is exceeded by, the record of the index determined by the Fund to be approprate over the same period. The Trustees have designated the Lipper Growth and Income Funds Index (the "Index") for this purpose. The Index represents the arithmetic mean performance (i.e., equally weighted) of the thirty largest funds with a growth and income objective.

The performance period consists of the current month and the prior 35 months ("performance period"). Each percentage point of difference (up to a maximum of +/-10) is multiplied by a performance adjustment rate of 0.01%. The maximum annualized adjustment rate is +/- 0.10%. This performance comparison is made at the end of each month. An appropriate percentage of this rate (based upon the number of days in the current month) is then applied to the fund's average net assets for the entire performance period, giving a dollar amount that is added to (or subtracted from) the Basic Fee.

The Fund's performance is calculated based on net asset value. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Fund are treated as if reinvested in Fund shares at the net asset value as of the record date for payment. The record for the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities whose securities comprise the Index.

Application of Performance Adjustment

The application of the performance adjustment is illustrated by the following hypothetical example, assuming that the net asset value of the Fund and the level of the Index were $10 and 100, respectively, on the first day of the performance period.

                  Investment Performance *            Cumulative Change

                  First Day     End of Period       Absolute    Percentage
                                     Points

Fund                $ 10           $ 13               +$ 3        + 30%
Index                100            123               + 23        + 23%

* Reflects performance at net asset value. Any dividends or capital gains distributions paid by the Fund are treated as if reinvested in shares of the Fund at net asset value as of the payment date and any dividends paid on securities which comprise the Index are treated as if reinvested on the ex-dividend date.

The difference in relative performance for the performance period is +7 percentage points. Accordingly, the annualized management fee rate for the last month of the performance period would be calculated as follows: An appropriate percentage (based upon the number of days in the current month) of the Basic Fee of 0.60% would be applied to the Fund's average daily net assets for the month resulting in a dollar amount. The +7 percentage point difference is multiplied by the performance adjustment rate of 0.02% producing a rate of 0.14%. An appropriate percentage of this rate (based upon the number of days in the current month) is then applied to the average daily net assets of the Fund over the performance period resulting in a dollar amount which is added to the dollar amount of the Basic Fee. The management fee paid is the dollar amount calculated for the performance period. If the investment performance of the Fund during the performance period was exceeded by the record of the Index, the dollar amount of performance adjustment would be deducted from the Basic Fee.

Because the adjustment to the Basic Fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the perfromance of the Fund. In such event, a successor index may be substituted for the Index. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the seccessor index would still be based upon the Fund's performance compared to the Index.

The Fund's current management contract with PMC became effective May 1, 1996. Under the terms of the contract, beginning on May 1, 1996 the Fund will pay management fees at a rate equal to the Basic Fee plus or minus the amount of the performance adjustment for the current month and the preceding 35 months. At the end of each succeeding month, the performance period will roll forward one month so that it is always a 36-month period consisting of the current month and the prior 35 months as described above. If including the intial rolling performance period (that is, the period prior to the effectiveness of the management contract), has the effect of increasing the Basic Fee for any month, such aggregate prior results will be treated as Index neutral for purposes of calculating the performance adjustment for such month. Otherwise, the performance adjustment will be made as described above.

The Basic Fee is computed daily, the performance fee adjustment is calculated once per month and the entire management fee is normally paid monthly.

Prior to May 1, 1996, as compensation for its management services and expenses incurred, PMC received 0.50% per annum of the Fund's average daily net assets up to $250,000,000, 0.48% of such assets between $250,000,000 and $300,000,000, and
0.45% of such assets in excess of $300,000,000. The fee was computed daily and paid monthly.

                  During its fiscal years ended December 31, 1995,1994 and 1993, the Fund paid or owed management fees to PMC of approximately $10,330,000, $9,362,000 and $8,774,000, respectively.


         4. SHAREHOLDER SERVICING/TRANSFER AGENT

         The Fund has contracted with Pioneering Services Corporation ("PSC"), 60 State Street, Boston, Massachusetts, to act as its dividend disbursing agent and transfer agent. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities and the giving of sixty days' written notice.

         Under the terms of its contract with the Fund, PSC services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of Fund shares; (ii) distributing dividends and capital gains associated with Fund accounts; and (iii) maintaining account records and responding to shareholder inquiries.

         PSC receives an annual fee of $22.00 per shareholder account from the Fund as compensation for the services described above. This fee is set at an amount determined by vote of a majority of the Fund's Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies.

         5. CUSTODIAN

         Brown Brothers Harriman & Co. (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company.

         6. PRINCIPAL UNDERWRITER


         PFD, 60 State Street, Boston, Massachusetts, serves as the principal underwriter for the Fund in connection with the continuous offering of its shares. The Fund has entered into an Underwriting Agreement with PFD. The Underwriting Agreement will continue from year to year if annually approved by the Trustees in conjunction with the continuance of the Plan (as defined below). The Underwriting Agreement provides that PFD will bear the distribution expenses of the Fund not borne by the Fund. During the Fund's 1995, 1994 and 1993 fiscal years, net underwriting commissions retained by PFD were approximately $923,858, $990,413, $880,000 and $831,000, respectively. Commissions reallowed to dealers for the 1994, 1993 and 1992 fiscal years were approximately $6,147,056, $6,589,413 and $7,303,666, respectively.


         PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services performed for the Fund. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal, state and foreign securities law. The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Fund.

         The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) pursuant to a bona fide purchase of assets, merger or other reorganization provided (i) the securities meet the investment objectives and policies of the Fund; (ii) the securities are acquired by the Fund for investment and not for resale; (iii) the securities are not restricted as to transfer either by law or liquidity of market; and (iv) the securities have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange or the New York Stock Exchange, or by quotation under the NASD
Automated Quotation System. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

         7. DISTRIBUTION PLAN

         The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Fund may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of the shares of the Fund. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plan" in the Prospectus. The expenses of the Fund pursuant to the Plan are accrued on a fiscal year basis and may not exceed the annual rate of 0.25% of the Fund's average annual net assets. In accordance with the terms of the Plan, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation it provides.

         No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plan except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plan by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

         The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom had or had any direct or indirect financial interest in the operation of the Plan), cast in person at a meeting called for the purpose of voting on the Plan. In approving the Plan, the Trustees identified and considered a number of potential benefits which the Plan may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plan will benefit the Fund and its current and future shareholders. Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund, and material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Plan was approved at a meeting of shareholders held on October 15, 1991. The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).


         During the fiscal year ended December 31, 1995, the Fund incurred total distribution fees pursuant to the Plan of $3,776,000. Distribution fees were paid by the Fund to PFD in reimbursement of expenses related to services, shareholder accounts and to compensating dealers and sales personnel.

         8. INDEPENDENT PUBLIC ACCOUNTANTS


         Arthur Andersen LLP is the Fund's independent public accountants, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


         9. PORTFOLIO TRANSACTIONS

         All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the management contract (subject to the right of the Trustees to reverse any such transaction). The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Additionally, in selecting brokers or dealers, PMC will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

         In circumstances where two or more broker-dealers are in a position to offer comparable prices and execution, dealers may be selected who provide brokerage and/or research services to the Fund and/or other investment companies managed by PMC, or who sell shares of the Fund. In addition, if PMC determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Brokerage and research services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock price quotation services; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, performance of accounts, comparative fund statistics and credit rating service information; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of dealers who provide such services on a regular basis. However, because it is anticipated that many transactions on behalf of the Fund and other investment companies managed by PMC are placed with dealers (including dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Management believes that no exact dollar value can be calculated for such services.

         The receipt of research from dealers may be useful to PMC in rendering investment management services to the Fund and other investment companies managed by PMC, and conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other PMC clients may be useful to PMC in carrying out its obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables PMC to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.


         The Trustees periodically review PMC's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. During the fiscal years ended December 31, 1995, 1994, and 1993, the Fund paid or owed total brokerage commissions of approximately $x,xxx,xxx, $1,016,736 and $1,270,000, respectively.


         The Fund is managed by Pioneering Management Corporation ("PMC"), which also serves as investment adviser to other mutual funds in the Pioneer group and private accounts with investment objectives similar to those of the Fund. Securities frequently meet the investment objectives of the Fund, such other mutual funds in the Pioneer group and such other private accounts. In such cases, the decision to recommend a purchase to one mutual fund or account rather than the other is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each client presently has in a particular industry and the availability of investment funds in each client account.

         It is possible that at times identical securities will be held by more than one fund and/or account. However, the position of any mutual fund or account in the same issue may vary and the length of time that any mutual fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Fund, another mutual fund in the Pioneer group or a private account managed by PMC seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one account, the resulting participation in volume transactions could produce better executions for the Fund or the account. In the event that more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although some of the other mutual funds in the Pioneer group have the same general investment objectives and fundamental policies as the Fund, their portfolios do not generally consist of the same investments as the Fund or each other and their performance results are likely to differ from that of the Fund.

         10. DIVIDENDS AND TAX STATUS

         It is the Fund's policy to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The requirements relate to the sources of its income, diversification of its assets and distributions of its income to shareholders. If the Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it receives, the Fund will be relieved of the necessity of paying federal income tax.

         Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains are taxable as ordinary income, whether received in cash or in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss, if any, whether received in cash or additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. The federal income tax status of all distributions will be reported to shareholders annually.

         Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, forward foreign currency contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

         If the Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         The Fund may invest in debt obligations that are in the lower rating categories or are unrated. Investments in debt obligations that are at risk of default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company and to avoid becoming subject to federal income or excise tax.

         If the Fund invests in certain PIKs, zero coupon securities, or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the investment.


         Redemptions and exchanges are taxable events. Any loss realized by a shareholder upon the redemption or other sales of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         In addition, if shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment at net asset value pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on certain redemptions may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to automatic dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other sale of shares.


         Options written by the Fund on certain securities may cause the Fund to recognize gains or losses from marking-to-market at the end of its taxable year even though such options may not have lapsed, been closed out, or exercised and may affect the characterization as long-term or short-term of some capital gains and losses realized by the Fund. Losses on certain options and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short- term. The effect of these rules may be mitigated to the extent the Fund limits its option-writing to "qualified covered call options" on portfolio stock. The tax rules applicable to options and straddles may affect the amount, timing and character of the Fund's income and losses and hence of its distributions to shareholders.

         For purposes of the 70% dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) in an unleveraged position and distributed and designated by the Fund may be treated as qualifying dividends. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days), taking into account any holding period reductions from certain hedging or other positions that diminish risk of loss, with respect to their Fund shares in order to qualify for the deduction and, if they borrow to acquire Fund shares, may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

         The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to satisfy the requirements for passing through to shareholders their pro rata shares of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.


         Federal law requires that the Fund withhold 31% of reportable payments including dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases to shareholders who have not complied with Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, shareholders must certify on their Applications, or on separate W-9 Forms, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

         Provided that the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes.


         The  description   above  relates  only  to  U.S.  federal  income  tax
consequences for shareholders who are U.S. persons, i.e. U.S. citizens or residents, or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules applicable to particular types of investors, such as banks, insurance companies or tax exempt entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or any non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.


         11. DESCRIPTION OF SHARES


         The Fund's Declaration of Trust permits its Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. Currently, the Fund consists of only one series. The Trustees may establish additional series of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. . Pursuant thereto, the Trustees have authorized the issuance of only one class of shares of the Fund. Each share represents an equal proportionate interest with each other share. The shares of any additional series would participate equally in the earnings, dividends and assets of the particular series, and would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions Upon liquidation of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to shareholders.

Shareholders  are  entitled  to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees.


The shares of each series of the Fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the Fund vote together as a class on matters that affect all series of the Fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Fund, except as stated below.

See "Certain Liabilities."


12. CERTAIN LIABILITIES

The Fund has previously been organized as a Delaware corporation, a Massachusetts corporation and a Massachusetts business trust and was reorganized as a Delaware business trust on May 1, 1996, pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the Fund. As a Delaware business trust, the Fund's operations are governed by its Declaration of Trust dated May 1, 1996. A copy of the fund's Certificate of Trust, also dated May 1, 1996, is on file with the office of the Secretary of State of Delaware. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Fund's Declaration of Trust expressly provides that the Fund is organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. There is nevertheless a remote possibility that a Delaware business trust, such as the fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the trust's shareholders could become subject to personal liability.

To guard against this risk, the Declaration of Trust (I) contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees,
(ii) provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund and (iii) provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Fund's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

The Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


         13. DETERMINATION OF NET ASSET VALUE


         The net asset value per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 P.M., Eastern
Time) on each day on which the New York Stock Exchange is open for business. As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. On any day in which no purchase orders in good order for the shares of the Fund are received and no shares are tendered for redemption, the net asset value per share is not determined.


         The net asset value per share of the Fund is computed by taking the amount of the value of all of its assets, less its liabilities, and dividing it by the number of outstanding shares. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those the trading of which has been suspended) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board.

         14. SYSTEMATIC WITHDRAWAL PLAN

         The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Fund deposited by the applicant under this SWP. You must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Periodic payments of $50 or more will be deposited monthly or quarterly directly into a bank account designated by you, or will be sent by check to you, or any person designated by you. Designation of another person to receive the checks subsequent to opening an account must be accompanied by a signature guarantee.

         Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

         SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the Plan account. Redemptions are potentially taxable transactions to shareholders. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

         The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed. The fees of PSC for maintaining the SWP is paid by the Fund.

         15. LETTER OF INTENTION

         Purchases of $50,000 or over (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intention provided by PFD will qualify for a reduced sales charge. Such reduced sales charge will be the charge that would be applicable to the purchase of all shares purchased during such 13-month period pursuant to a Letter of Intention had such shares been purchased all at once. See "Information About Fund Shares" in the Prospectus. For example, a person who signs a Letter of Intention providing for a total investment in Fund shares of $50,000 over a 13-month period would be charged at the 4.50% sales charge rate with respect to all purchases during that period. Should the amount actually purchased during the 13-month period be more or less than that indicated in the Letter, an adjustment in the sales charge will be made. A purchase not made pursuant to a Letter of Intention may be included thereafter if the Letter is filed within 90 days of such purchase. Any shareholder may also obtain the reduced sales charge by including the value (at current offering price) of all his shares in the Fund and all other Pioneer mutual funds, except the Class A shares of Pioneer Money Market Trust, held of record as of the date of his Letter of Intention as a credit toward determining the applicable scale of sales charge for the shares to be purchased under the Letter of Intention.

         The Letter of Intention authorizes PSC to escrow shares having a purchase price equal to 5% of the stated investment in the Letter of Intention. A Letter of Intention is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated and the investor should read the provisions of the Letter of Intention contained in the Account Application carefully.

         16. INVESTMENT RESULTS

         Quotations, Comparisons, and General Information

         From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared to that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, the Fund's performance may be compared to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), an index of unmanaged groups of common stock; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; or the Frank Russell Indexes ("Russell 1000," "2000," "2500," "3000") and Wilshire Total Market Value Index ("Wilshire 5000"), recognized unmanaged indexes of broad-based common stocks.

         In addition, the performance of the Fund may be compared to alternative investment or savings vehicles and/or to indexes or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA Weisenberger, Donaghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper Analytical Services, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

         In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to Shareholders of the Fund.

                  Standardized Average Annual Total Returns
                  Quotations and Other Performance Quotations

         One of the methods used to measure the Fund's performance is "total return." "Total return" will normally represent the percentage change in value of an account, or of a hypothetical investment in the Fund, over any period up to the lifetime of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values. Past performance cannot guarantee any particular future result.

         Generally, performance illustrations will include or be accompanied by the Fund's average annual total return over the prior one year, five year and ten year periods. The average annual total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula specified by the SEC: P(1+T)n = ERV.

         These computations will assume the deduction of the maximum sales charge of 5.75% from the initial investment, the reinvestment of dividends and distributions at net asset value on the appropriate dates and a redemption of the account at the end of the period.


         The average annual compounded total return of the Fund for the one-year, five-year, ten-year and life-of-Fund periods ending December 31, 1995, was-19.37%, 13.58%, 11.25% and XX.XX%, respectively.


         The Fund may also present, from time to time, historical information depicting the value of a hypothetical account over the time period from the Fund's inception in 1928 until the present. The Fund also may depict summary results of assumed investments in the Fund for each of the ten-calendar-year periods in the Fund's history and for the ten-year periods which began at recognized market highs or ended at recognized market lows. An example of this historical information describing various performance characteristics of the Fund from 1928 until the present is contained under the caption "Investment Results" in this Statement of Additional Information.

         In presenting investment results, the Fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

         Automated Information Line

         FactFoneSM,   Pioneer's  24-hour  automated  information  line,  allows
shareholders   to  dial   toll-free   1-800-225-4321   and  hear  recorded  fund
information, including:

         o  net asset value prices for all Pioneer mutual funds;

         o  annualized 30-day yields on Pioneer fixed income funds;

         o annualized 7-day yields and 7-day effective (compound) yields for Pioneer money market funds; and

         o dividends and capital gains distributions for all Pioneer mutual funds.

         Yields  are  calculated  in  accordance  with  SEC  mandated   standard
formulas.

         In addition, by using a personal identification number ("PIN"), shareholders may enter purchases, exchanges and redemptions, access their account balance and last three transactions and may order a duplicate statement. See "FactFoneSM" in the Prospectus for more information.

         All performance numbers communicated through FactFoneSM represent past performance, and figures for all quoted bond funds include the applicable maximum sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of shares (except for Pioneer money market funds, which seek a stable $1.00 share price) will also vary and may be worth more or less at redemption than their original cost.

         The audited financial statements and related report of Arthur Andersen LLP contained in the Fund's 1995 Annual Report are hereby incorporated by reference and attached hereto. A copy of the Annual Report may be obtained without charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109.

                                   APPENDIX A


         The Pioneer family of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest, most respected and successful money managers in the United States.


         As of December 31, 1995, PMC employed a professional investment staff of 44, with a combined average of 15 years' experience in the financial services industry.

         At December 31, 1995, there were 637,060 non-retirement shareholder accounts and 345,309 retirement shareholder accounts in the Pioneer's funds. Total assets for all Pioneer Funds at December 31, 1995 were $12,764,124 representing 982,369 shareholder.

                                    APPENDIX

                      ILLUSTRATION OF A $10,000 INVESTMENT
                        IN PIONEER FUND ON MARCH 1, 1928

The total amounts of dividends and capital gains distributions reinvested were $7,755,389 and $15,448,054. The total return for the period illustrated is 275,361.5%, or an average annual total return of 12.58%.


         Value of Account Assuming                 Value of Account Assuming
          Dividends Taken in Cash                    Dividends Reinvested

      Year
     Ended       Cash Dividends         Account         Dividends Reinvested    Account Value
     12/31       Paid Each Year          Value             During the Year

      1928            $403             $10,968                 $403               $11,435
      1929             457              10,215                  476                11,094
      1930             457               6,344                  496                 7,198
      1931             457               4,409                  519                 5,363
      1932             457               5,484                  556                 7,362
      1933             457               6,237                  613                 9,070
      1934             457               7,419                  665                11,581
      1935             498               9,785                  777                16,298
      1936             538              12,796                  896                22,484
      1937             498               6,774                  875                12,366
      1938             498               7,849                  909                15,383
      1939             498               8,710                  976                18,151
      1940             498               8,387                 1,038               18,478
      1941             498               9,462                 1,097               22,084
      1942             847              11,398                 1,978               28,983
      1943             782              16,667                 2,022               44,748
      1944            1,203             22,688                 3,301               64,501
      1945            1,149             33,000                 3,322               97,802
      1946            1,504             35,705                 4,527              110,365
      1947            1,638             35,025                 5,151              113,389
      1948            1,791             33,554                 5,907              114,345
      1949            1,656             36,686                 5,751              131,275
      1950            1,911             43,539                 6,968              163,507


      1951            1,887             49,586                 7,177              193,588
      1952            1,986             53,103                 7,865              215,453
      1953            2,218             53,746                 9,135              227,190
      1954            2,394             71,676                 10,278             315,010
      1955            2,421             82,784                 10,769             375,190
      1956            2,796             89,374                 12,830             418,471
      1957            2,971             78,830                 14,081             381,682
      1958            3,112            108,110                 15,271             541,611


                 Value of Account Assuming Dividends      Value of Account Assuming Dividends
                            Taken in Cash                              Reinvested
      Year
     Ended       Cash Dividends Paid      Account         Dividends Reinvested    Account Value
     12/31             Each Year           Value             During the Year

      1959               3,180             120,118                16,095              618,458
      1960               3,382             118,991                17,602              630,683
      1961               3,532             144,719                18,906              786,407
      1962               4,052             130,609                22,268              732,169
      1963               4,313             145,338                24,454              839,496
      1964               4,547             161,951                26,559              963,188
      1965               4,739             197,061                28,473             1,203,295
      1966               5,123             182,817                31,590             1,147,238
      1967               5,617             245,981                35,593             1,582,809
      1968               6,528             310,038                42,395             2,042,023
      1969               7,264             253,789                48,287             1,714,636
      1970               7,982             247,558                54,625             1,731,675
      1971               8,245             272,248                58,332             1,964,839
      1972               8,676             304,879                63,308             2,265,381
      1973               9,227             285,379                69,390             2,190,733
      1974               10,350            222,920                80,532             1,780,164
      1975               11,136            297,832                90,323             2,474,181
      1976               12,415            393,658               104,490             3,386,262
      1977               14,170            393,328               123,524             3,510,093
      1978               15,540            425,249               140,730             3,942,860
      1979               17,842            523,607               167,801             5,042,040
      1980               21,841            658,922               213,459             6,588,757
      1981               27,303            611,931               277,290             6,390,741
      1982               28,998            660,386               308,821             7,252,753


      1983               28,440            794,482               316,959             9,060,386
      1984               29,801            756,492               344,935             8,982,792
      1985               30,947            917,825               372,870             11,321,114
      1986               27,930            993,960               348,345             12,622,128
      1987               30,392           1,019,330              396,119             13,309,062
      1988               34,198           1,170,655              451,556             15,748,522
      1989               39,181           1,403,092              532,900             19,431,988
      1990               40,381           1,216,567              565,533             17,387,916
      1991               39,495           1,451,371              570,554             21,344,277
      1992               35,854           1,610,754              532,016             24,246,351
      1993               35,195           1,803,044              533,893             27,695,413
      1994               38,000           1,755,142   1          588,234             27,536,153


1 Account value includes capital gains distributions of $1,253,811 but does not include total dividends of $695,250.

2    Account  value  includes   reinvested   capital  gains   distributions   of
     $15,448,054 and reinvested dividends of $7,755,389.


                         WORST CASE/BEST CASE INVESTMENT
                     SCENARIOS $5,000 Yearly Investments in
                             Pioneer Fund from 1974

                             Worst Case                                    Best Case
                  (Purchase at Yearly DJIA Highs)                (Purchase at Yearly DJIA Lows)
              -----------------------------------------     -----------------------------------------

                               Cumulative        Value                      Cumulative         Value
  Year        High Date        Investment     on 12/31        Low Date      Investment      on 12/31
  ----        ---------        ----------     --------        --------      ----------      --------

  1975          07/15/75            5,000        9,194        01/02/75           5,000        15,540
  1976          09/21/76           10,000       21,869        01/02/76          10,000        35,319
  1977          01/03/77           15,000       32,011        11/02/77          15,000        44,824
  1978          09/08/78           20,000       42,174        02/28/78          20,000        58,483
  1979          10/05/79           25,000       61,117        11/07/79          25,000        83,336
  1980          11/20/80           30,000       87,689        04/21/80          30,000       119,778
  1981          04/27/81           35,000       91,846        09/25/81          35,000       123,629
  1982          12/27/82           40,000      110,810        08/12/82          40,000       148,991
  1983          11/29/83           45,000      144,828        01/03/83          45,000       194,499


  1984          01/06/84           50,000      149,796        07/24/84          50,000       200,016
  1985          12/16/85           55,000      194,984        01/04/85          55,000       260,199
  1986          12/02/86           60,000      223,279        01/22/86          60,000       297,170
  1987          08/25/87           65,000      239,385        10/19/87          65,000       318,783
  1988          10/21/88           70,000      288,687        01/20/88          70,000       383,884
  1989          10/09/89           75,000      361,660        01/03/89          75,000       480,590
  1990          07/16/90           80,000      328,842        10/11/90          80,000       436,580
  1991          12/31/91           85,000      409,008        01/09/91          85,000       543,372
  1992          06/01/92           90,000      470,401        10/09/92          90,000       623,324
  1993          12/29/93           95,000      543,196        01/20/93          95,000       718,431
  1994          01/31/94          100,000      545,749        04/04/94         100,000       720,583

Annual Growth Rate:
(Internal Rate of Return)                13.03%             14.96%
This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P Composite Index includes 500 of the largest stocks (in terms of stock market value) in the U.S.; prior to March 1957 it consisted of 90 of the largest stocks.

DOW JONES INDUSTRIAL AVERAGE *
This is a total return index based on the performance of 30 blue chip stocks.

SMALL CAPITALIZATION STOCKS *
This index is a market value weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

INFLATION *
The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES *
"The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted."

LONG-TERM MUNICIPAL BOND PORTFOLIO *
For 1926-1984, returns are calculated form yields on 20-year prime issues from Solomon Brothers' Analytical Record of Yields and Yields Spreads, assuming coupon equals previous year-end yield and a 20-year maturity. For 1985-present, returns are calculated using Moody's Bond Record, using the December average municipal yield as the beginning-of-following year coupon (average of Aaa, Aa, A, Baa grades).

LONG-TERM CORPORATE BONDS *
For 1969-1991, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. Since most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

Over 1926-1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946-1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon for 1969-1991. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Randolph W. Westerfield, Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

LONG-TERM GOVERNMENT BOND TOTAL RETURN *
The total returns on long-term government bonds from 1977 to 1991 are constructed with data from The Wall Street Journal. Over 1926-1976, data are obtained from the Government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed. Total returns for 1977-1991 are calculated as the change in the flat price or and-interest price.

INTERMEDIATE-TERM GOVERNMENT BONDS TOTAL RETURN *
Total returns of the intermediate-term government bonds for 1977-1991 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934-1986 are obtained from the CRSP Government Bond File.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than 5 years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934-1942, almost all bonds with maturities near 5 years were partially or full tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926-1933, there are few bonds suitable for construction of a series with a 5-year maturity. For this period, five year bond yield estimates are used.

U.S. (30 DAY) TREASURY BILL TOTAL RETURNS *
For the U.S. Treasury bill index, data from The Wall Street Journal are used for 1977-1991; the CRSP U.S. Government Bond File is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

BANK SAVINGS ACCOUNT **
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963-1987 and The Wall Street Journal for the years 1988-1994.

6 MONTH CD **
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

MSCI
Morgan  Stanley  Capital  International   Indices,   developed  by  the  Capital
International S.A., are based on share prices of some 1470 companies listed on the stock exchanges around the world.


Countries in the MSCI EAFE Portfolio * are: Australia; Austria; Belgium; Denmark; Finland; France; Germany; Hong Kong; Italy; Japan; Netherlands; N. Zealand; Norway; Singapore/Malaysia; Spain; Sweden; Switzerland; United Kingdom.


Countries in the MSCI EUROPE 14 Portfolio *** are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland, United Kingdom

Countries in the MSCI WORLD Portfolio *** are: Australia; Austria; Belgium; Canada; Denmark; Finland; France; Germany; Hong Kong; Italy; Japan; Netherlands;
N. Zealand; Norway; Singapore/Malaysia; Spain; Sweden; Switzerland; United Kingdom; United States.

INTERNATIONAL FINANCE CORPORATION COMPOSITE *
An index representing the performance of a composite of Latin America (Argentina, Brazil, Chile, Columbia, Mexico, Peru, Venezuela), East Asia (China, Korea, Philippines, Taiwan), South Asia (India, Indonesia, Malaysia, Pakistan, Sri Lanka, Thailand), Europe/Mideast/Africa (Greece, Hungary, Jordan, Nigeria, Poland, Portugal, Turkey, Zimbabwe).

Sources:     *  Ibbotson Associates
            **  Towers Data Systems
           ***  Lipper  Analytical Services

                   EQUITY COMPARATIVE PERFORMANCE STATISTICS

                                      Dow Jones        U.S. Small                         S&P/BARRA        S&P/BARRA
                       S&P500         Ind'l Avg        Stock Index     U.S. Inflation       Growth           Value
                         %TR              %TR              %TR               %TR              %TR              %TR
------------------------------------------------------------------------------------------------------------------------

Dec 1928               43.61            55.38            39.69            -0.97             N/A              N/A
Dec 1929               -8.42           -13.64           -51.36             0.20             N/A              N/A
Dec 1930              -24.90           -30.22           -38.15            -6.03             N/A              N/A
Dec 1931              -43.34           -49.03           -49.75            -9.52             N/A              N/A
Dec 1932               -8.19           -16.88            -5.39           -10.30             N/A              N/A
Dec 1933               53.99            73.71           142.87             0.51             N/A              N/A
Dec 1934               -1.44             8.07            24.22             2.03             N/A              N/A
Dec 1935               47.67            43.77            40.19             2.99             N/A              N/A
Dec 1936               33.92            30.23            64.80             1.21             N/A              N/A
Dec 1937              -35.03           -28.88           -58.01             3.10             N/A              N/A
Dec 1938               31.12            33.16            32.80            -2.78             N/A              N/A
Dec 1939               -0.41             1.31             0.35            -0.48             N/A              N/A
Dec 1940               -9.78            -7.96            -5.16             0.96             N/A              N/A
Dec 1941              -11.59            -9.88            -9.00             9.72             N/A              N/A
Dec 1942               20.34            14.12            44.51             9.29             N/A              N/A
Dec 1943               25.90            19.06            88.37             3.16             N/A              N/A
Dec 1944               19.75            17.19            53.72             2.11             N/A              N/A
Dec 1945               36.44            31.60            73.61             2.25             N/A              N/A
Dec 1946               -8.07            -4.40           -11.63            18.16             N/A              N/A
Dec 1947                5.71             7.61             0.92             9.01             N/A              N/A
Dec 1948                5.50             4.27            -2.11             2.71             N/A              N/A
Dec 1949               18.79            20.92            19.75            -1.80             N/A              N/A
Dec 1950               31.71            26.40            38.75             5.79             N/A              N/A
Dec 1951               24.02            21.77             7.80             5.87             N/A              N/A
Dec 1952               18.37            14.58             3.03             0.88             N/A              N/A
Dec 1953               -0.99             2.02            -6.49             0.62             N/A              N/A
Dec 1954               52.62            51.25            60.58            -0.50             N/A              N/A
Dec 1955               31.56            26.58            20.44             0.37             N/A              N/A
Dec 1956                6.56             7.10             4.28             2.86             N/A              N/A
Dec 1957              -10.78            -8.63           -14.57             3.02             N/A              N/A
Dec 1958               43.36            39.31            64.89             1.76             N/A              N/A
Dec 1959               11.96            20.21            16.40             1.50             N/A              N/A
Dec 1960                0.47            -6.14            -3.29             1.48             N/A              N/A
Dec 1961               26.89            22.60            32.09             0.67             N/A              N/A
Dec 1962               -8.73            -7.43           -11.90             1.22             N/A              N/A
Dec 1963               22.80            20.83            23.57             1.65             N/A              N/A
Dec 1964               16.48            18.85            23.52             1.19             N/A              N/A
Dec 1965               12.45            14.39            41.75             1.92             N/A              N/A
Dec 1966              -10.06           -15.78            -7.01             3.35             N/A              N/A
Dec 1967               23.98            19.16            83.57             3.04             N/A              N/A
Dec 1968               11.06             7.93            35.97             4.72             N/A              N/A


Dec 1969               -8.50           -11.78           -25.05             6.11             N/A              N/A
Dec 1970                4.01             9.21           -17.43             5.49             N/A              N/A
Dec 1971               14.31             9.83            16.50             3.36             N/A              N/A
Dec 1972               18.98            18.48             4.43             3.41             N/A              N/A
Dec 1973              -14.66           -13.28           -30.90             8.80             N/A              N/A
Dec 1974              -26.47           -23.58           -19.95            12.20             N/A              N/A
Dec 1975               37.20            44.75            52.82             7.01            31.72            43.38
Dec 1976               23.84            22.82            57.38             4.81            13.84            34.93
Dec 1977               -7.18           -12.84            25.38             6.77           -11.82            -2.57
Dec 1978                6.56             2.79            23.46             9.03             6.78             6.16
Dec 1979               18.44            10.55            43.46            13.31            15.72            21.16
Dec 1980               32.42            22.17            39.88            12.40            39.40            23.59
Dec 1981               -4.91            -3.57            13.88             8.94            -9.81             0.02
Dec 1982               21.41            27.11            28.01             3.87            22.03            21.04
Dec 1983               22.51            25.97            39.67             3.80            16.24            28.89
Dec 1984                6.27             1.31            -6.67             3.95             2.33            10.52
Dec 1985               32.16            33.55            24.66             3.77            33.31            29.68
Dec 1986               18.47            27.10             6.85             1.13            14.50            21.67
Dec 1987                5.23             5.48            -9.30             4.41             6.50             3.68
Dec 1988               16.81            16.14            22.87             4.42            11.95            21.67
Dec 1989               31.49            32.19            10.18             4.65            36.40            26.13
Dec 1990               -3.17            -0.56           -21.56             6.11             0.20            -6.85
Dec 1991               30.55            24.19            44.63             3.06            38.37            22.56
Dec 1992                7.67             7.41            23.35             2.90             5.07            10.53
Dec 1993                9.99            16.94            20.98             2.75             1.68            18.60
Dec 1994                1.31             5.06             3.11             2.78             3.13            -0.64

Source:  Ibbotson Associates

                                  PIONEER FUND

                            PART C. OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

         (a) Financial Statements:


         The financial highlights of the Registrant for the fiscal year ended December 31, 1995 are included in Part A of the Registration Statement and the financial statements of the Registrant are incorporated by reference into Part B of the Regisration Statement from the 1996 Annual Report to Shareholders for the fiscal year ended December 31, 1995 (filed electronically on February 28, 1996; file no. 811-1466; accession number 0000078713-96-000002 ).


         (b) Exhibits:


         1. Declaration of Trust*

         2. By-Laws*

         3. None

         4. Specimen Stock Certificate*

         5. Form of Management Contract

         6.1. Underwriting Agreement*

         6.2. Form of Dealer Sales Agreement*

         7. None

         8.2. Form of Custodian Agreement with Brown Brothers Harriman & Co.*

         9. Investment Company Service Agreement*

         9.2 Form of Agreement and Plan of Reorganization

         10. Opinion of Hale and Dorr*

         11. Consent of Arthur Andersen LLP

         12. 1995 Annual Report to Shareholders

         13. Form of Stock Purchase Agreement*

         14. None

         15. Distribution Plan*

         16. Description of Average Annual Total Return*

         17. Financial Data Schedule

         19. Powers of Attorney*



         * Previously filed. Incorporated by reference from the exhibits filed with the Registration Statement, as amended from time to time, of the Registrant (File Nos. 2-25980 and 811-1466). Parts A and B of this Post-Effective Amendment No. 61 describe certain changes from Registrant's currently effective Registration Statement proposed to take effect on May 1, 1996 following approval by shareholders of the Registrant at a meeting scheduled to be held on April 23, 1996. These changes include the reorganization of the Registrant as a Delaware business trust and the adoption of a new management contract in the form filed herewith. If the proposed changes are approved by shareholders, certain Exhibits relating to the same will be filed by an additional Post-Effective Amendment which will become simultaneously effective with this Post-Effective Amendment.


Item  25. Persons Controlled By or Under Common Control With Registrant


         The Pioneer Group, Inc., a publicly-traded Delaware corporation ("PGI"), owns 100% of the outstanding capital stock of Pioneering Management Corporation, a Delaware corporation ("PMC"), Pioneering Services Corporation ("PSC"), Pioneer Funds Distributor, Inc. ("PFD"), Pioneer Capital Corporation ("PCC"), Pioneer Fonds Marketing GmbH ("GmbH"), Pioneer SBIC Corp. ("SBIC"), Pioneer Associates, Inc., Pioneer International Corporation, Pioneer Plans Corporation ("PPC"), Pioneer Goldfields Limited ("PGL"), and Pioneer Investments Corporation ("PIC"), all Massachusetts corporations. PGI also owns 100% of the outstanding capital stock of Pioneer Metals and Technology, Inc. ("PMT"), a Delaware corporation, and Pioneer First Polish Trust Fund Joint Stock Company ("First Polish"), a Polish corporation. PGI owns 90% of the outstanding shares of Teberebie Goldfields Limited ("TGL"). The Registrant, Pioneer II, Pioneer Bond Fund, Pioneer Intermediate Tax-Free Fund, Pioneer Growth Trust, Pioneer Europe Fund, Pioneer International Growth Fund, Pioneer Short-Term Income Trust, Pioneer Tax-Free State Series Trust and Pioneer America Income Trust (each of the foregoing, a Massachusetts business trust), and Pioneer Interest Shares, Inc. (a Nebraska corporation) and Pioneer Growth Shares, Pioneer Income Fund, Pioneer India Fund, Pioneer Tax-Free Income Fund, Pioneer Small Company Fund, Pioneer Real Estate Shares, Pioneer Mid-Cap Fund, Pioneer Money

Market Trust, Pioneer Emerging Markets Fund and Pioneer Variable Contracts Trust (each of the foregoing, a Delaware business trust) are all parties to management contracts with PMC. PCC owns 100% of the outstanding capital stock of SBIC. SBIC is the sole general partner of Pioneer Ventures Limited Partnership, a Massachusetts limited partnership. John F. Cogan, Jr. owns approximately 15% of the outstanding shares of PGI. Mr. Cogan is Chairman of the Board, President and Trustee of the Registrant and of each of the Pioneer investment companies; Director and President of PGI; President and Director of PPC, PIC, Pioneer International Corporation and PMT; Director of PCC and PSC; Chairman of the Board and Director of PMC, PFD and TGL; Chairman, President and Director of PGL; Chairman of the Supervisory Board of GmbH; Chairman and Member of Supervisory Board of First Polish; and Chairman and Partner, Hale and Dorr.



Item 26.  Number of Holders of Securities


         At January 31, 1996, there were approximately 231,658 holders of the Registrant's shares of beneficial interest.



Item  27. Indemnification

         Except for the Declaration of Trust dated January 8, 1985 establishing the Registrant as a trust under Massachusetts law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability of which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item  28. Business and other Connections of Investment Adviser

         All of the information required by this item is set forth in the Form ADV, as amended, of Pioneering Management Corporation. The following sections of such Form ADV are incorporated herein by reference:

            (a)   Items 1 and 2 of Part 2;

            (b)   Section 6, Business Background, of each Schedule D.


Item  29. Principal Underwriter

            (a)   See Item 25 above.

            (b)   Directors and Officers of PFD:


                        Positions and Offices        Positions and Offices
Name                    with Underwriter             with Registrant

John F. Cogan, Jr.      Director and Chairman        Chairman of the Board,
                                                     President and Trustee

Robert L. Butler        Director and President       None

David D. Tripple        Director                     Executive Vice
                                                     President and Trustee

Steven M. Graziano      Senior Vice President        None

Stephen W. Long         Senior Vice President        None

John C. Drachman        Vice President               None

Barry C. Knight         Vice President               None

William A. Misata       Vice President               None

Anne W. Patenaude       Vice President               None

Elizabeth B. Rice       Vice President               None

Gail A. Smyth           Vice President               None

Constance S. Spiros     Vice President               None

Marcy Supovitz          Vice President               None

Steven R. Berke         Assistant Vice               None
                        President

Mary Sue Hoban          Assistant Vice               None
                        President

William H. Keough       Treasurer                    Treasurer

Roy P. Rossi            Assistant Treasurer          None

Joseph P. Barri         Clerk                        Secretary

Robert P. Nault         Assistant Clerk              Assistant Secretary


Mary Kleeman            Vice President               None



                  (c) Not applicable.


Item 30. Location of Accounts and Records

         The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts; contact the Treasurer.


Item 31. Management Services

         The Registrant is not a party to any management-related service contract, except as described in the Prospectus and the Statement of Additional Information.

Item 32. Undertakings

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c) The Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, a copy of the Registrant's report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Prospectus that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

                  The Registrant's prior undertaking which set forth certain indemnification provisions of its officers and Trustees as set forth in the Registrant's Declaration of Trust has been deleted. All indemnification provisions are contained in the Registrant's Declaration of Trust, as approved by shareholders on January 8, 1985. See Item 27 above.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 61 to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 28th day of February, 1996.




                                            PIONEER FUND


                                            By:      /s/Joseph P. Barri
                                                     Joseph P. Barri
                                                     Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 61 to the Registrant's Registration Statement (File Nos. 2-25980 and 811-1466) has been signed below by the following persons in the capacities and on the dates indicated:



      Signature                             Title                      Date



John F. Cogan, Jr.*          Chairman of the Board      )
John F. Cogan, Jr.           and President              )
                             (Principal Executive       )
                             Officer)                   )

                                                        ) February 28, 1996

                                                        )
William H. Keough*           Chief Financial Officer    )
William H. Keough            and Treasurer (Principal   )
                             Financial and Accounting   )
                             Officer)                   )

Trustees:

                                                        )
John F. Cogan, Jr.                                      )
John F. Cogan, Jr.                                      )
                                                        )
                                                        )
Richard H. Egdahl, M.D.*                                )
Richard H. Egdahl, M.D.                                 )

                                                        )
                                                        )
Margaret B. W. Graham*                                  )
Margaret B. W. Graham                                   )
                                                        )
                                                        )
John W. Kendrick*                                       )
John W. Kendrick                                        )
                                                        )
                                                        )
Marguerite A. Piret*                                    )
Marguerite A. Piret                                     )
                                                        )
                                                        )
David D. Tripple*                                       )
David D. Tripple                                        )
                                                        )
                                                        )
Stephen K. West*                                        )
Stephen K. West                                         )
                                                        )
                                                        )
John Winthrop*                                          )
John Winthrop                                           )


------------




*By:/s/Joseph P. Barri                      Dated:  February 28, 1996
    -----------------------
    Joseph P. Barri
    Attorney-in-fact

                                  EXHIBIT INDEX



Exhibit Number        Exhibit


5.    Form of Management contract

9.2.  Form of Agreement and Plan of Reorganization

11.   Consent of Arthur Andersen LLP